LEHMAN BROTHERS                                        MORTGAGE BACKED SECURITIES

$2,091,298,000 STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2005-7 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	533,155,000	1 M LIBOR	2.14	1-77	15.90%	TBD	8/25/2035	AAA/Aaa/AAA
A2(4)	133,289,000	1 M LIBOR	2.14	1-77	15.90%	TBD	8/25/2035	AAA/Aaa/AAA
A3(5)	654,683,000	1 M LIBOR	0.88	1-23	15.90%	TBD	8/25/2035	AAA/Aaa/AAA
A4(5)(6)	302,506,000	1 M LIBOR	3.00	23-61	15.90%	TBD	8/25/2035	AAA/Aaa/AAA
A5(5)	143,986,000	1 M LIBOR	6.12	61-77	15.90%	TBD	8/25/2035	AAA/Aaa/AAA
M1	69,360,000	1 M LIBOR	4.57	42-77	12.60%	TBD	8/25/2035	AA+/Aa1/AA+
M2	67,258,000	1 M LIBOR	4.49	40-77	9.40%	TBD	8/25/2035	AA/Aa2/AA
M3	27,323,000	1 M LIBOR	4.44	40-77	8.10%	TBD	8/25/2035	AA-/Aa3/AA-
M4	30,476,000	1 M LIBOR	4.42	39-77	6.65%	TBD	8/25/2035	A+/A1/A+
M5	25,222,000	1 M LIBOR	4.41	39-77	5.45%	TBD	8/25/2035	A/A2/A
M6	21,018,000	1 M LIBOR	4.38	38-77	4.45%	TBD	8/25/2035	A-/A3/A-
M7	13,662,000	1 M LIBOR	4.38	38-77	3.80%	TBD	8/25/2035	BBB+/Baa1/BBB+
M8	13,662,000	1 M LIBOR	4.38	38-77	3.15%	TBD	8/25/2035	BBB/Baa2/BBB
M9	21,018,000	1 M LIBOR	4.34	37-77	2.15%	TBD	8/25/2035	BBB-/Baa3/BBB-
B1	15,764,000	1 M LIBOR	4.11	37-71	1.40%	TBD	8/25/2035	BBB-/Ba1/BBB-
B2	18,916,000	1 M LIBOR	3.43	37-57	0.50%	TBD	8/25/2035	BB+/NR/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	533,155,000	1 M LIBOR	2.34	1-172	15.90%	TBD	8/25/2035	AAA/Aaa/AAA
A2(4)	133,289,000	1 M LIBOR	2.34	1-172	15.90%	TBD	8/25/2035	AAA/Aaa/AAA
A3(5)	654,683,000	1 M LIBOR	0.88	1-23	15.90%	TBD	8/25/2035	AAA/Aaa/AAA
A4(5)(6)	302,506,000	1 M LIBOR	3.00	23-61	15.90%	TBD	8/25/2035	AAA/Aaa/AAA
A5(5)	143,986,000	1 M LIBOR	7.61	61-172	15.90%	TBD	8/25/2035	AAA/Aaa/AAA
M1	69,360,000	1 M LIBOR	5.01	42-136	12.60%	TBD	8/25/2035	AA+/Aa1/AA+
M2	67,258,000	1 M LIBOR	4.89	40-128	9.40%	TBD	8/25/2035	AA/Aa2/AA
M3	27,323,000	1 M LIBOR	4.82	40-119	8.10%	TBD	8/25/2035	AA-/Aa3/AA-
M4	30,476,000	1 M LIBOR	4.77	39-114	6.65%	TBD	8/25/2035	A+/A1/A+
M5	25,222,000	1 M LIBOR	4.71	39-108	5.45%	TBD	8/25/2035	A/A2/A
M6	21,018,000	1 M LIBOR	4.64	38-102	4.45%	TBD	8/25/2035	A-/A3/A-
M7	13,662,000	1 M LIBOR	4.58	38-95	3.80%	TBD	8/25/2035	BBB+/Baa1/BBB+
M8	13,662,000	1 M LIBOR	4.52	38-90	3.15%	TBD	8/25/2035	BBB/Baa2/BBB
M9	21,018,000	1 M LIBOR	4.37	37-84	2.15%	TBD	8/25/2035	BBB-/Baa3/BBB-
B1	15,764,000	1 M LIBOR	4.11	37-71	1.40%	TBD	8/25/2035	BBB-/Ba1/BBB-
B2	18,916,000	1 M LIBOR	3.43	37-57	0.50%	TBD	8/25/2035	BB+/NR/NR

(1)     Subject to a permitted variance of +5% in the aggregate.

(2)     The Certificates will be priced assuming a prepayment speed equal to 30% CPR.

(3)     Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)     The Class A1 and A2 Certificates are the Senior Certificates of Group 1.

(5)     The Class A3, A4 and A5 Certificates are the Senior Certificates of Group 2.

(6)     The Class A4 Certificates will not be subject to a net funds cap, as further described herein.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group and then from the unrelated group, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.           Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)    Concurrently, to the Senior Certificates:

A)   All principal from Group 1 will be paid to the Class A1 and Class A2 Certificates:

(i)   If a Sequential Trigger Event (as defined herein) is not in effect, all principal from Group 1 will be paid to the Class A1 and Class A2 Certificates, pro rata in proportion to their outstanding balance, until they have been reduced to zero; or

(ii)  If a Sequential Trigger Event is in effect, all principal from Group 1 will be paid to the Class A1 and Class A2 Certificates, sequentially and in that order, until they have been reduced to zero;

B)   All principal from Group 2 will be paid to the Class A3, Class A4 and Class A5 Certificates, sequentially and in that order, until they have been reduced to zero;

2)    If the Senior Certificates related to a group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, until all of the Senior Certificates have been reduced to zero; and

3)    To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until reduced to zero.

II.          On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)    All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)    If the Senior Certificates related to a group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)    To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the earlier of (x) the Distribution Date on which the Class Principal Amounts of the Senior Certificates have each been reduced to zero, or (y) the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 31.80%, or (ii) the 37th Distribution Date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A5, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein).  Interest will be calculated on an actual/360 basis.

The Interest Rate for the Class A4 Certificates will be equal to one-month LIBOR plus its margin.  In the event that this rate exceeds the Net Funds Cap, such excess will be payable from the Class A4 Cap Agreement.

The “Accrual Period” for the Class A1, A2, A3, A4, A5, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates (the “LIBOR Certificates”) for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on July 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)      To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)      To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1 and Group 2 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)      To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, from the unrelated Group, to the extent not paid above;

(4)      On each Distribution Date beginning in August 2015, to the Final Maturity Reserve Fund, the Final Maturity Reserve Fund Amount from each Group;

(5)      To pay Current Interest and Carryforward Interest to the Class A1 and Class A2 Certificates from Group 1 Interest on a pro rata basis;

(6)      To pay Current Interest and Carryforward Interest to the Class A3, Class A4 and Class A5 Certificates from Group 2 Interest on a pro rata basis, provided however, that amounts distributable to the Class A4 Certificates in such clause will be limited by the Net Funds Cap;

(7)      To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent not paid above;

(8)      To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order;

(9)  To pay the Credit Risk Manager Fee;

(10)    To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(11)    Any interest remaining after the application of (1) through (10) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(12)    From the Cap Account, to pay to the Class A4 Certificates, any Class A4 Cap Amount;

(13)    To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4 and A5 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, after the application of (12) above;

(14)    To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(15)    To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts; and

(16)    To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period. The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Notional Balance ($)	Rate of Payment by Trust (%)	Month	Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	361,887,000	4.34
2	1,726,157,000	3.70	32	338,416,000	4.35
3	1,665,382,000	3.86	33	319,258,000	4.35
4	1,606,412,000	4.00	34	303,586,000	4.36
5	1,549,192,000	4.12	35	288,681,000	4.37
6	1,493,671,000	4.16	36	274,513,000	4.38
7	1,439,800,000	4.18	37	261,041,000	4.39
8	1,387,528,000	4.21	38	248,228,000	4.39
9	1,336,809,000	4.21	39	236,043,000	4.40
10	1,287,596,000	4.22	40	224,455,000	4.41
11	1,239,846,000	4.23	41	213,436,000	4.42
12	1,193,515,000	4.24	42	202,956,000	4.43
13	1,148,560,000	4.24	43	192,991,000	4.43
14	1,104,941,000	4.25	44	183,514,000	4.44
15	1,062,618,000	4.25	45	174,502,000	4.45
16	1,021,554,000	4.26	46	165,931,000	4.46
17	981,710,000	4.29	47	157,781,000	4.47
18	943,050,000	4.28	48	150,031,000	4.48
19	905,540,000	4.25	49	142,660,000	4.49
20	869,146,000	4.25	50	135,651,000	4.50
21	833,834,000	4.25	51	128,985,000	4.51
22	799,569,000	4.25	52	122,648,000	4.52
23	766,440,000	4.26	53	116,621,000	4.53
24	736,539,000	4.28	54	110,889,000	4.53
25	693,850,000	4.29	55	105,438,000	4.54
26	606,465,000	4.30	56	100,255,000	4.55
27	530,084,000	4.31	57	95,326,000	4.55
28	472,017,000	4.31	58	90,637,000	4.55
29	426,744,000	4.32	59	86,177,000	4.56
30	390,799,000	4.33	60	81,923,000	4.56

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)      To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)      To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)      To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent unpaid;

(4)      To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, to the extent unpaid;

(5)      To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target*;

(6)      To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4 and A5 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(7)      To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(8)      To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts, to the extent not yet paid*;

(9)      To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)    All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (5) and (8) must be limited to Cumulative Realized Losses.

Class A4 Cap Agreement

A cap agreement (the “Class A4 Cap Agreement”) will be purchased by the Trust for the benefit of the Class A4 Certificates only.   On each Distribution Date, the Cap Counterparty will deposit a payment (the “Class A4 Cap Amount”) equal to the product of (x) the excess, if any, of (a) the Interest Rate on the Class A4 Certificates for such Distribution Date over (b) the Net Funds Cap for such Distribution Date, (y) the Class Principal Amount of the Class A4 Certificates for such Distribution Date (before giving effect to payments on such Distribution Date) and (z) a fraction, the numerator of which is the actual number of days in the related Accrual Period and the denominator of which is 360 into an account (the “Cap Account”).

The Class A4 Cap Agreement expires on the earlier of (x) the Distribution Date on which the Class Principal Amount of the Class A4 Certificates have been reduced to zero or (y) the Distribution Date in [August 2035], unless terminated earlier due to the occurrence of an event of default or termination event under such agreement.  To the extent that the Class A4 Cap Agreement is terminated, the Interest Rate on the Class A4 Certificates will be subject to the Net Funds Cap.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to the excess, if any, of (x) an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty, and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period over (y) the Final Maturity Reserve Fund Rate.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for both groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related Collection Period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Final Maturity Reserve Trust

On each Distribution Date beginning with August 2015, an amount (the “Final Maturity Reserve Fund Amount”) equal to the product of (x) the Final Maturity Reserve Fund Rate, (y) the outstanding pool balance on such Distribution Date and (z) a fraction, the numerator of which is the actual number of days in the related Accrual Period and the denominator of which is 360 will be deposited into the Final Maturity Reserve Account.  On the earlier of the termination of the Trust Fund or the Distribution Date in August 2035, amounts on deposit in the Final Maturity Reserve Account will be distributed as principal and interest on the Certificates.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC Mortgage (64.71%), Ameriquest (19.19%), Aurora (7.51%) and National City (2.84%) and as of the Closing Date are serviced by Option One (64.79%), HomEq (18.58%), Wells Fargo (8.17%), JPMorgan Chase (5.24%) and Aurora (3.21%).  Approximately 99.80% of the Mortgage Loans serviced by Option One are expected to transfer to another servicer on or about September 1, 2005.

Mortgage Insurance

Approximately 82.43% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC, PMI, Radian, RMIC and Triad.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

•      Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•      Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•      Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date and each class of LIBOR Certificates (other than the Class A4 Certificates), to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.

The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates in inverse order of priority and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4 and A5 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4 and A5 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, A3, A4 and A5 will have limited protection by means of the subordination of the Class M Certificates.  Classes A1, A2, A3, A4 and A5 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates.  The Class B1 Certificates will be senior to the Class B2 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have been reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 46.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date                                                                Loss Percentage

August 2007 to July 2008                                      1.05% for the first month, plus an additional 1/12th of 1.35% for each month thereafter

August 2008 to July 2009                                      2.40% for the first month, plus an additional 1/12th of 1.40% for each month thereafter

August 2009 to July 2010                                      3.80% for the first month, plus an additional 1/12th of

0.95% for each month thereafter

August 2010 to July 2011                                      4.75% for the first month, plus an additional 1/12th of

0.25% for each month thereafter

August 2011 and thereafter                                   5.00%

A “Sequential Trigger Event” is in effect on any Distribution Date if (a) before the 25th Distribution Date, the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance exceeds 1.05%, or (b) on or after the 25th Distribution Date, a Trigger Event is in effect.

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates, the Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Eliza Chu	(212) 438-7317
Moody’s	Daniel Gringauz	(212) 553-4108
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-7
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S Bank National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	The Murrayhill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Cap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in August 2005.
Cut-Off Date:	July 1, 2005
Pricing Date:	July [25], 2005
Closing Date:	July 29, 2005
Settlement Date:	July 29, 2005
Delay Days:	0 day delay
Dated Date:	July 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Final Maturity Reserve Fund Rate:	Prior to the Distribution Date in August 2015, 0.00%. On each Distribution Date beginning with August 2015, [0.02]% per annum.

Summary of Terms (continued)
Servicing Fee:

The servicing fee for approximately 99.87% of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.  Approximately 0.12% of the Mortgage Loans have a servicing fee equal to 0.30% annually for the first 10 Distribution Dates, 0.40% for Distribution Dates 11 through 30, and 0.65% thereafter.  Approximately 0.01% of the Mortgage Loans have a servicing fee equal to 0.30% annually for the first 10 Distribution Dates, 0.40% for Distribution Dates 11 through 30, 0.65% for Distribution Dates 31 through 48 and 0.80% thereafter.

Clearing/Registration:	Book-entry through DTC and Euroclear.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.44	2.69	2.14	1.73	1.37
Window (mos)	1-120	1-95	1-77	1-65	1-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class A2
Avg. Life (yrs)	3.44	2.69	2.14	1.73	1.37
Window (mos)	1-120	1-95	1-77	1-65	1-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class A3
Avg. Life (yrs)	1.37	1.07	0.88	0.73	0.62
Window (mos)	1-37	1-29	1-23	1-20	1-17
Expected Final Mat.	8/25/2008	12/25/2007	6/25/2007	3/25/2007	12/25/2006

Class A4
Avg. Life (yrs)	5.04	3.89	3.00	2.25	1.91
Window (mos)	37-95	29-75	23-61	20-51	17-31
Expected Final Mat.	6/25/2013	10/25/2011	8/25/2010	10/25/2009	2/25/2008

Class A5
Avg. Life (yrs)	9.54	7.54	6.12	5.14	3.64
Window (mos)	95-120	75-95	61-77	51-65	31-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M1
Avg. Life (yrs)	6.49	5.23	4.57	4.36	4.49
Window (mos)	37-120	39-95	42-77	46-65	51-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M2
Avg. Life (yrs)	6.49	5.21	4.49	4.16	4.11
Window (mos)	37-120	39-95	40-77	43-65	45-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M3
Avg. Life (yrs)	6.49	5.19	4.44	4.06	3.91
Window (mos)	37-120	38-95	40-77	41-65	44-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M4
Avg. Life (yrs)	6.49	5.19	4.42	4.01	3.80
Window (mos)	37-120	38-95	39-77	40-65	42-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M5
Avg. Life (yrs)	6.49	5.19	4.41	3.97	3.73
Window (mos)	37-120	38-95	39-77	40-65	41-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M6
Avg. Life (yrs)	6.49	5.18	4.38	3.93	3.67
Window (mos)	37-120	37-95	38-77	39-65	40-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M7
Avg. Life (yrs)	6.49	5.17	4.38	3.93	3.63
Window (mos)	37-120	37-95	38-77	39-65	39-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M8
Avg. Life (yrs)	6.49	5.17	4.38	3.89	3.61
Window (mos)	37-120	37-95	38-77	38-65	39-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M9
Avg. Life (yrs)	6.46	5.15	4.34	3.86	3.55
Window (mos)	37-120	37-95	37-77	38-65	38-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class B1
Avg. Life (yrs)	6.11	4.86	4.11	3.63	3.36
Window (mos)	37-111	37-88	37-71	37-60	37-50
Expected Final Mat.	10/25/2014	11/25/2012	6/25/2011	7/25/2010	9/25/2009

Class B2
Avg. Life (yrs)	4.90	3.94	3.43	3.18	3.08
Window (mos)	37-90	37-71	37-57	37-48	37-40
Expected Final Mat.	1/25/2013	6/25/2011	4/25/2010	7/25/2009	11/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.73	2.93	2.34	1.88	1.50
Window (mos)	1-254	1-207	1-172	1-144	1-122
Expected Final Mat.	9/25/2026	10/25/2022	11/25/2019	7/25/2017	9/25/2015

Class A2
Avg. Life (yrs)	3.73	2.93	2.34	1.88	1.50
Window (mos)	1-254	1-207	1-172	1-144	1-122
Expected Final Mat.	9/25/2026	10/25/2022	11/25/2019	7/25/2017	9/25/2015

Class A3
Avg. Life (yrs)	1.37	1.07	0.88	0.73	0.62
Window (mos)	1-37	1-29	1-23	1-20	1-17
Expected Final Mat.	8/25/2008	12/25/2007	6/25/2007	3/25/2007	12/25/2006

Class A4
Avg. Life (yrs)	5.04	3.89	3.00	2.25	1.91
Window (mos)	37-95	29-75	23-61	20-51	17-31
Expected Final Mat.	6/25/2013	10/25/2011	8/25/2010	10/25/2009	2/25/2008

Class A5
Avg. Life (yrs)	11.72	9.31	7.61	6.35	4.65
Window (mos)	95-254	75-207	61-172	51-144	31-122
Expected Final Mat.	9/25/2026	10/25/2022	11/25/2019	7/25/2017	9/25/2015

Class M1
Avg. Life (yrs)	7.13	5.74	5.01	4.71	4.86
Window (mos)	37-205	39-166	42-136	46-114	51-96
Expected Final Mat.	8/25/2022	5/25/2019	11/25/2016	1/25/2015	7/25/2013

Class M2
Avg. Life (yrs)	7.09	5.69	4.89	4.49	4.39
Window (mos)	37-195	39-157	40-128	43-107	45-91
Expected Final Mat.	10/25/2021	8/25/2018	3/25/2016	6/25/2014	2/25/2013

Class M3
Avg. Life (yrs)	7.05	5.64	4.82	4.36	4.16
Window (mos)	37-181	38-146	40-119	41-99	44-84
Expected Final Mat.	8/25/2020	9/25/2017	6/25/2015	10/25/2013	7/25/2012

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M4
Avg. Life (yrs)	7.01	5.60	4.77	4.28	4.04
Window (mos)	37-176	38-140	39-114	40-95	42-81
Expected Final Mat.	3/25/2020	3/25/2017	1/25/2015	6/25/2013	4/25/2012

Class M5
Avg. Life (yrs)	6.95	5.55	4.71	4.21	3.94
Window (mos)	37-167	38-132	39-108	40-90	41-76
Expected Final Mat.	6/25/2019	7/25/2016	7/25/2014	1/25/2013	11/25/2011

Class M6
Avg. Life (yrs)	6.88	5.48	4.64	4.13	3.84
Window (mos)	37-157	37-124	38-102	39-85	40-72
Expected Final Mat.	8/25/2018	11/25/2015	1/25/2014	8/25/2012	7/25/2011

Class M7
Avg. Life (yrs)	6.79	5.41	4.58	4.08	3.77
Window (mos)	37-147	37-116	38-95	39-79	39-67
Expected Final Mat.	10/25/2017	3/25/2015	6/25/2013	2/25/2012	2/25/2011

Class M8
Avg. Life (yrs)	6.70	5.33	4.52	3.99	3.69
Window (mos)	37-139	37-110	38-90	38-75	39-64
Expected Final Mat.	2/25/2017	9/25/2014	1/25/2013	10/25/2011	11/25/2010

Class M9
Avg. Life (yrs)	6.51	5.18	4.37	3.88	3.57
Window (mos)	37-130	37-103	37-84	38-70	38-59
Expected Final Mat.	5/25/2016	2/25/2014	7/25/2012	5/25/2011	6/25/2010

Class B1
Avg. Life (yrs)	6.11	4.86	4.11	3.63	3.36
Window (mos)	37-111	37-88	37-71	37-60	37-50
Expected Final Mat.	10/25/2014	11/25/2012	6/25/2011	7/25/2010	9/25/2009

Class B2
Avg. Life (yrs)	4.90	3.94	3.43	3.18	3.08
Window (mos)	37-90	37-71	37-57	37-48	37-40
Expected Final Mat.	1/25/2013	6/25/2011	4/25/2010	7/25/2009	11/25/2008

Available Funds Cap Schedule* (1)(2)(3)

               *The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.25711	6.01904	6.10880	40	15.56057	15.01468	15.22051
2	19.60990	19.37185	19.46160	41	16.20102	15.68514	15.87967
3	20.05196	19.80601	19.89874	42	15.57310	15.07408	15.26226
4	19.21649	18.97777	19.06777	43	15.47319	14.97437	15.16248
5	19.67698	19.43032	19.52332	44	17.01919	16.46715	16.67535
6	18.93080	18.69212	18.78211	45	15.27858	14.78294	14.96988
7	18.83324	18.59458	18.68456	46	16.27241	15.63061	15.87269
8	20.73175	20.46755	20.56716	47	15.75474	15.19998	15.40924
9	18.63894	18.40032	18.49029	48	16.18392	15.61093	15.82707
10	19.16027	18.91348	19.00653	49	15.57088	15.01662	15.22570
11	18.44256	18.20362	18.29371	50	15.48181	14.92780	15.13680
12	18.95159	18.70470	18.79778	51	15.90914	15.33750	15.55315
13	18.24272	18.00382	18.09389	52	15.50625	14.91821	15.14006
14	18.13465	17.89577	17.98583	53	15.93673	15.32936	15.55851
15	18.63211	18.38529	18.47834	54	15.34329	14.75578	14.97744
16	17.91714	17.67806	17.76820	55	15.26305	14.67581	14.89738
17	18.37796	18.13094	18.22407	56	16.81143	16.16156	16.40676
18	17.67920	17.44017	17.53029	57	15.11129	14.52467	14.74601
19	17.58402	17.34501	17.43512	58	15.64559	15.01588	15.25349
20	19.33482	19.07303	19.17173	59	15.08935	14.47280	14.70545
21	17.34734	17.11526	17.20276	60	15.51964	14.88272	15.12307
22	18.92948	18.49062	18.65608	61	11.55752	10.94134	11.17387
23	18.73952	18.47358	18.57385	62	11.55833	10.94232	11.17480
24	19.24373	18.96902	19.07259	63	11.94444	11.30809	11.54825
25	18.30565	18.03991	18.14010	64	11.55994	10.94431	11.17666
26	17.27098	17.00619	17.10602	65	11.95386	11.31551	11.55644
27	16.89004	16.61720	16.72007	66	11.56906	10.95150	11.18460
28	16.05160	15.71427	15.84145	67	11.56988	10.95251	11.18554
29	16.27063	15.96890	16.08266	68	12.81042	12.12711	12.38505
30	15.33799	15.04613	15.15617	69	11.57153	10.95454	11.18745
31	15.02494	14.73286	14.84298	70	11.95811	11.32075	11.56136
32	15.80716	15.49598	15.61331	71	11.58069	10.96177	11.19543
33	14.62359	14.33449	14.44349	72	11.96757	11.32822	11.56961
34	15.90492	15.42931	15.60863	73	11.58237	10.96384	11.19737
35	15.49562	15.08091	15.23727	74	11.58321	10.96488	11.19835
36	15.88892	15.46056	15.62206	75	11.97020	11.33146	11.57264
37	15.25962	14.84525	15.00148	76	11.58492	10.96698	11.20032
38	15.14884	14.73550	14.89134	77	11.97970	11.33899	11.58094
39	15.54483	15.12074	15.28065	78	11.59412	10.97428	11.20836

(1)     Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)     Assumes a constant prepayment rate of 30%.

(3)     Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	2.44%	31	3.12%
2	2.19%	32	3.43%
3	2.15%	33	3.10%
4	1.86%	34	3.71%
5	1.88%	35	3.54%
6	1.69%	36	3.69%
7	1.66%	37	3.52%
8	2.08%	38	3.58%
9	1.61%	39	3.77%
10	1.74%	40	3.67%
11	1.56%	41	3.84%
12	1.71%	42	3.68%
13	1.54%	43	3.68%
14	1.52%	44	4.17%
15	1.66%	45	3.69%
16	1.50%	46	3.87%
17	1.64%	47	3.71%
18	1.42%	48	3.86%
19	1.47%	49	3.70%
20	1.93%	50	3.69%
21	1.47%	51	3.85%
22	2.59%	52	3.71%
23	3.10%	53	3.88%
24	3.24%	54	3.72%
25	3.06%	55	3.71%
26	3.04%	56	4.20%
27	3.19%	57	3.71%
28	3.05%	58	3.89%
29	3.31%	59	3.75%
30	3.14%	60	3.92%

(1)        Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)        Assumes a constant prepayment rate of 30%.

(3)        Does not include swap payments to the Trust, reflects swap payments made by the Trust.

SAIL 2005-7 Collateral Summary – Aggregate

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	3,892	$760,057,618.64	36.16%	7.479%	100.00%	614	84.67%	57.04%	47.95%
2/13 ARM (Libor)	4	344,813.34	0.02	8.339	100.00	626	87.90	100.00	71.16
2/18 ARM (Libor)	2	210,464.95	0.01	6.989	100.00	634	92.46	0.00	100.00
2/38 ARM (Libor)	2	469,641.38	0.02	7.021	100.00	565	77.52	63.83	0.00
3/27 ARM (Libor)	1,100	213,810,764.00	10.17	7.333	100.00	623	84.68	58.05	48.20
5/25 ARM (Libor)	55	12,765,009.89	0.61	6.780	100.00	665	83.98	62.79	58.67
5/1 ARM (CMT)	1	240,762.62	0.01	7.500	100.00	709	80.00	0.00	0.00
Balloon	1,591	93,612,479.40	4.45	10.062	0.00	659	98.00	55.91	3.16
Fixed Rate	2,088	359,999,385.43	17.13	7.160	0.00	632	84.75	70.52	63.32
Subtotal (Non-IO):	8,735	$1,441,510,939.65	68.58%	7.540%	68.53%	623	85.55%	60.53%	49.00%

Interest-Only Loans:
2/28 ARM (Libor)	1,845	$505,787,964.94	24.06%	6.829%	100.00%	653	82.21%	47.40%	29.25%
3/27 ARM (Libor)	588	143,537,709.83	6.83	6.593	100.00	659	80.85	45.62	22.08
5/25 ARM (Libor)	1	309,600.00	0.01	6.990	100.00	637	90.00	100.00	100.00
Fixed Rate	47	10,660,947.33	0.51	6.893	0.00	652	81.33	75.51	43.23
Subtotal (IO Loans):	2,481	$660,296,222.10	31.42%	6.779%	98.39%	655	81.90%	47.49%	27.95%

Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	32	$10,675,191.56	1.62%	6.688%	100.00%	651	88.49%	36.22%	76.40%
36	16	4,162,613.90	0.63	6.460	97.50	625	85.36	65.09	65.38
60	2,413	640,595,120.50	97.02	6.787	98.39	655	81.79	47.76	27.12
120	20	4,863,296.14	0.74	6.263	95.56	695	79.15	20.66	0.00
Total:	2,481	$660,296,222.10	100.00%	6.779%	98.39%	655	81.90%	47.49%	27.95%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	1,100	$38,712,629.24	1.84%	10.175%	15.78%	644	95.81%	60.10%	6.85%
50,000.01 - 100,000.00	2,145	162,523,492.46	7.73	8.589	45.04	631	88.91	63.88	21.35
100,000.01 - 150,000.00	2,116	264,076,855.18	12.56	7.537	73.11	623	83.87	65.01	38.91
150,000.01 - 200,000.00	1,689	295,426,849.48	14.06	7.300	80.80	629	82.74	58.80	41.34
200,000.01 - 250,000.00	1,232	276,132,373.42	13.14	7.160	83.10	627	83.37	56.96	46.11
250,000.01 - 300,000.00	970	265,596,455.77	12.64	7.047	84.91	634	83.16	52.84	41.73
300,000.01 - 350,000.00	668	216,374,724.17	10.29	6.981	83.48	635	83.99	50.95	47.64
350,000.01 - 400,000.00	517	193,561,422.96	9.21	6.989	84.64	637	84.45	47.42	48.84
400,000.01 - 450,000.00	310	131,944,005.93	6.28	6.938	86.47	644	85.15	45.68	49.89
450,000.01 - 500,000.00	198	94,247,601.53	4.48	6.951	81.77	641	85.00	52.54	53.57
500,000.01 - 550,000.00	120	63,075,523.37	3.00	6.902	80.71	645	85.57	52.48	53.59
550,000.01 - 600,000.00	68	39,232,384.08	1.87	7.022	85.26	634	84.71	73.92	58.71
600,000.01 - 650,000.00	28	17,523,537.43	0.83	6.829	85.72	631	87.02	71.58	31.99
650,000.01 >=	55	43,379,306.73	2.06	6.792	84.13	659	81.36	68.13	32.56
Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	9,531	$2,009,721,336.46	95.62%	7.160%	81.48%	632	83.70%	56.65%	44.33%
2nd Lien	1,685	92,085,825.29	4.38	10.374	0.00	660	99.79	51.76	0.00
Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	5,201	$1,064,662,653.77	50.65%	7.149%	73.39%	616	83.05%	62.53%	49.66%
Purchase	5,399	919,425,123.76	43.74	7.483	84.43	656	86.09	48.21	33.81
Rate/Term Refinance	616	117,719,384.22	5.60	7.247	67.82	614	83.45	65.52	43.60
Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	9,638	$1,832,541,427.16	87.19%	7.225%	76.56%	629	84.17%	57.39%	39.84%
Investment	1,445	243,487,934.25	11.58	7.876	87.45	662	86.16	50.75	60.52
Second Home	133	25,777,800.34	1.23	7.253	83.63	657	84.42	42.10	52.43
Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,661	$96,355,279.06	4.58%	10.042%	0.36%	658	97.54%	54.42%	5.88%
181 - 240	158	15,082,164.43	0.72	8.218	1.40	644	87.96	61.06	38.82
241 - 360	9,326	1,969,069,516.39	93.68	7.165	83.11	632	83.80	56.30	44.20
361 - 480	71	21,300,201.87	1.01	6.827	2.20	640	78.71	74.51	42.09
Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,661	$96,355,279.06	4.58%	10.042%	0.36%	658	97.54%	54.42%	5.88%
181 - 240	158	15,082,164.43	0.72	8.218	1.40	644	87.96	61.06	38.82
241 - 360	9,326	1,969,069,516.39	93.68	7.165	83.11	632	83.80	56.30	44.20
361 - 480	71	21,300,201.87	1.01	6.827	2.20	640	78.71	74.51	42.09
Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	2,975	$778,039,041.37	37.02%	6.963%	81.64%	637	82.33%	51.03%	39.27%
IL	997	163,696,856.13	7.79	7.782	87.39	631	86.73	58.26	48.34
FL	924	144,837,041.59	6.89	7.535	71.09	627	85.27	56.55	51.30
NY	456	127,518,038.91	6.07	7.393	70.55	637	86.37	43.15	54.70
AZ	685	103,016,726.84	4.90	7.256	85.14	641	85.38	61.81	41.50
NV	344	72,126,946.73	3.43	7.231	87.47	635	84.29	59.52	37.95
MN	467	68,707,510.74	3.27	7.495	86.26	641	86.11	58.82	39.06
NJ	281	65,079,696.07	3.10	7.545	81.02	624	83.07	47.74	51.00
MI	495	53,359,745.19	2.54	7.733	82.14	625	87.13	72.51	31.78
MD	271	52,874,285.51	2.52	7.455	76.92	614	84.57	67.43	52.80
Other	3,321	472,551,272.67	22.48	7.484	67.52	630	85.63	64.41	39.61
Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	362	$59,219,632.26	2.82%	6.981%	67.72%	605	49.72%	56.51%	0.00%
60.01 - 70.00%	489	102,765,728.05	4.89	6.958	80.24	608	66.70	52.00	0.00
70.01 - 80.00%	3,460	766,898,148.10	36.49	6.834	91.91	645	79.16	47.98	0.00
80.01 - 85.00%
With MI:	845	191,402,789.08	9.11	7.045	66.52	611	84.41	65.92	100.00
Without MI:	314	46,287,293.34	2.20	7.875	81.96	570	84.65	66.10	0.00
85.01 - 90.00%
With MI:	1,782	408,387,555.59	19.43	7.252	73.34	634	89.62	56.45	100.00
Without MI:	542	80,562,936.36	3.83	7.922	76.15	581	89.76	60.63	0.00
90.01 - 95.00%
With MI:	1,163	252,736,912.42	12.02	7.459	76.65	646	94.76	69.86	100.00
Without MI:	316	53,921,553.72	2.57	8.010	87.61	608	94.73	70.79	0.00
95.01 - 100.00%
With MI:	186	38,358,416.34	1.83	8.085	90.79	679	99.74	65.41	100.00
Without MI:	72	9,180,371.20	0.44	8.683	88.96	632	99.94	83.06	0.00
Subtotal (First Lien):	9,531	$2,009,721,336.46	95.62%	7.160%	81.48%	632	83.70%	56.65%	44.33%

Second Lien Loans:
70.01 - 80.00%	1	$56,546.42	0.00%	9.700%	0.00%	646	80.00%	100.00%	0.00%
85.01 - 90.00%	6	330,066.46	0.02	9.871	0.00	658	89.51	51.65	0.00
90.01 - 95.00%	50	2,644,083.81	0.13	10.040	0.00	660	94.96	56.09	0.00
95.01 - 100.00%	1,628	89,055,128.60	4.24	10.386	0.00	660	99.99	51.61	0.00
Subtotal (Second Lien):	1,685	$92,085,825.29	4.38%	10.374%	0.00%	660	99.79%	51.76%	0.00%

Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	4,333	$949,543,235.61	45.18%	7.282%	73.18%	633	87.86%	62.29%	93.76%
60.01 - 70.00%	494	103,327,798.13	4.92	6.957	80.35	609	66.84	52.00	0.54
70.01 - 80.00%	3,460	766,898,148.10	36.49	6.834	91.91	645	79.16	47.98	0.00
80.01 - 85.00%	314	46,287,293.34	2.20	7.875	81.96	570	84.65	66.10	0.00
85.01 - 90.00%	542	80,562,936.36	3.83	7.922	76.15	581	89.76	60.63	0.00
90.01 - 95.00%	316	53,921,553.72	2.57	8.010	87.61	608	94.73	70.79	0.00
95.01 - 100.00%	72	9,180,371.20	0.44	8.683	88.96	632	99.94	83.06	0.00
Subtotal (First Lien):	9,531	$2,009,721,336.46	95.62%	7.160%	81.48%	632	83.70%	56.65%	44.33%

Second Lien Loans:
70.01 - 80.00%	1	$56,546.42	0.00%	9.700%	0.00%	646	80.00%	100.00%	0.00%
85.01 - 90.00%	6	330,066.46	0.02	9.871	0.00	658	89.51	51.65	0.00
90.01 - 95.00%	50	2,644,083.81	0.13	10.040	0.00	660	94.96	56.09	0.00
95.01 - 100.00%	1,628	89,055,128.60	4.24	10.386	0.00	660	99.99	51.61	0.00
Subtotal (Second Lien):	1,685	$92,085,825.29	4.38%	10.374%	0.00%	660	99.79%	51.76%	0.00%

Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	359	$59,039,258.74	2.81%	6.978%	67.62%	605	49.75%	56.52%	0.00%
60.01 - 70.00%	461	97,661,549.52	4.65	6.981	79.25	605	66.58	53.27	0.00
70.01 - 80.00%	1,188	264,736,209.74	12.60	7.129	83.51	611	77.73	51.75	0.00
80.01 - 85.00%
With MI:	821	186,952,691.62	8.89	7.035	66.12	611	84.40	66.22	100.00
Without MI:	286	44,061,258.11	2.10	7.780	81.86	573	84.16	63.11	0.00
85.01 - 90.00%
With MI:	1,713	394,720,554.74	18.78	7.233	73.10	633	89.61	57.07	100.00
Without MI:	568	94,020,934.96	4.47	7.613	80.66	598	87.32	54.07	0.00
90.01 - 95.00%
With MI:	1,198	258,712,427.75	12.31	7.458	75.91	646	94.52	68.71	100.00
Without MI:	562	101,245,613.94	4.82	7.538	91.51	631	87.99	53.32	0.00
95.01 - 100.00%
With MI:	244	50,499,999.32	2.40	8.026	92.71	676	97.57	62.41	100.00
Without MI:	2,131	458,070,838.02	21.79	6.726	95.88	661	80.41	49.14	0.00
Subtotal (First Lien):	9,531	$2,009,721,336.46	95.62%	7.160%	81.48%	632	83.70%	56.65%	44.33%

Second Lien Loans:
70.01 - 80.00%	1	$56,546.42	0.00%	9.700%	0.00%	646	80.00%	100.00%	0.00%
85.01 - 90.00%	6	330,066.46	0.02	9.871	0.00	658	89.51	51.65	0.00
90.01 - 95.00%	50	2,644,083.81	0.13	10.040	0.00	660	94.96	56.09	0.00
95.01 - 100.00%	1,628	89,055,128.60	4.24	10.386	0.00	660	99.99	51.61	0.00
Subtotal (Second Lien):	1,685	$92,085,825.29	4.38%	10.374%	0.00%	660	99.79%	51.76%	0.00%

Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	2	$449,934.07	0.02%	6.695%	100.00%	N/A	73.40%	32.00%	0.00%
500 - 520	288	53,089,325.51	2.53	8.438	89.56	510	77.30	77.45	23.20
521 - 540	380	65,720,862.19	3.13	8.010	85.03	531	78.97	74.28	30.06
541 - 560	621	112,073,391.08	5.33	7.714	81.61	551	82.38	71.54	39.66
561 - 580	702	132,723,356.95	6.31	7.579	82.13	571	82.18	65.77	40.84
581 - 600	1,236	226,828,848.51	10.79	7.409	79.44	591	84.01	70.97	42.33
601 - 620	1,501	283,806,483.34	13.50	7.288	76.14	610	86.05	64.50	50.16
621 - 640	1,576	289,136,156.12	13.76	7.206	75.29	631	85.34	57.77	46.11
641 - 660	1,504	277,703,990.91	13.21	7.172	74.25	650	85.20	52.51	44.51
661 - 680	1,203	223,346,340.18	10.63	7.150	75.59	670	85.12	46.33	42.39
681 - 700	1,040	211,522,907.87	10.06	6.949	81.24	690	84.08	35.29	34.43
701 - 720	472	92,835,635.15	4.42	7.099	74.81	710	85.90	43.86	42.34
721 - 740	295	57,191,854.75	2.72	7.155	79.13	730	86.55	37.90	49.78
741 - 760	209	39,309,451.74	1.87	7.146	74.09	750	85.71	41.92	43.76
761 - 780	116	21,729,608.92	1.03	7.125	84.43	769	84.45	38.32	33.38
781 >=	71	14,339,014.46	0.68	7.096	70.75	793	83.40	44.11	35.59
Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	7,835	$1,426,560,538.49	67.87%	7.268%	76.91%	629	84.09%	57.38%	41.31%
PUD	1,386	282,993,943.46	13.46	7.228	80.96	637	84.73	57.77	37.08
2-4 Family	945	222,236,927.81	10.57	7.558	79.70	647	85.10	48.21	53.94
Condo	998	163,364,149.32	7.77	7.367	79.44	643	85.58	56.04	47.04
Manufactured Housing	52	6,651,602.67	0.32	7.242	66.24	634	85.32	81.02	0.00
Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$298,219,357.69	$63,350,973.68	$848,183,429.81	$55,831,822.40	$0.00	$260,000.00	$1,265,845,583.58
Fixed Rate	82,493,137.45	33,755,049.51	10,691,301.64	241,396,271.23	0.00	2,324,572.93	370,660,332.76
3/27 ARM (Libor)	181,259,836.83	7,619,941.52	9,215,536.33	159,253,159.15	0.00	0.00	357,348,473.83
Balloon	35,781,508.24	1,764,167.11	9,159,914.54	46,906,889.51	0.00	0.00	93,612,479.40
5/25 ARM (Libor)	4,009,501.82	0.00	0.00	9,065,108.07	0.00	0.00	13,074,609.89
2/38 ARM (Libor)	0.00	0.00	469,641.38	0.00	0.00	0.00	469,641.38
2/13 ARM (Libor)	161,552.22	0.00	99,430.94	83,830.18	0.00	0.00	344,813.34
5/1 ARM (CMT)	0.00	0.00	0.00	240,762.62	0.00	0.00	240,762.62
2/18 ARM (Libor)	0.00	0.00	210,464.95	0.00	0.00	0.00	210,464.95
Total:	$601,924,894.25	$106,490,131.82	$878,029,719.59	$512,777,843.16	$0.00	$2,584,572.93	$2,101,807,161.75

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	23.56%	5.00%	67.01%	4.41%	0.00%	0.02%	60.23%
Fixed Rate	22.26	9.11	2.88	65.13	0.00	0.63	17.64
3/27 ARM (Libor)	50.72	2.13	2.58	44.57	0.00	0.00	17.00
Balloon	38.22	1.88	9.78	50.11	0.00	0.00	4.45
5/25 ARM (Libor)	30.67	0.00	0.00	69.33	0.00	0.00	0.62
2/38 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.02
2/13 ARM (Libor)	46.85	0.00	28.84	24.31	0.00	0.00	0.02
5/1 ARM (CMT)	0.00	0.00	0.00	100.00	0.00	0.00	0.01
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
Total:	28.64%	5.07%	41.77%	24.40%	0.00%	0.12%	100.00%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	6,408	$1,314,613,803.75	62.55%	7.068%	76.09%	633	83.46%	57.28%	41.78%
None	3,419	601,924,894.25	28.64	7.733	80.35	635	85.99	51.99	45.71
2% of UPB	508	79,864,786.22	3.80	7.393	90.08	636	85.33	61.28	40.49
1% of Amount Prepaid	496	46,230,753.59	2.20	8.030	76.16	632	88.22	72.03	28.31
1% of UPB	117	15,158,170.09	0.72	7.347	77.17	608	88.31	78.20	39.46
Other	268	44,014,753.85	2.09	7.375	78.87	628	83.94	59.25	34.14
Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	6,628	$1,186,099,038.55	56.43%	7.148%	73.51%	622	85.12%	100.00%	47.07%
Stated	3,857	743,127,070.98	35.36	7.650	82.46	647	83.97	0.00	39.25
Limited	656	155,928,396.13	7.42	6.840	87.72	652	82.15	0.00	25.81
No Documentation	75	16,652,656.09	0.79	6.906	96.87	664	73.53	0.00	3.49
Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not available	1	$200,000.00	0.01%	7.375%	100.00%	685	80.00%	100.00%	0.00%
0.01 to 5.00	10	2,827,560.38	0.13	7.486	85.70	611	90.28	100.00	53.53
5.01 to 10.00	37	9,532,867.17	0.45	7.407	72.00	623	86.12	100.00	43.54
10.01 to 15.00	70	11,858,826.31	0.56	7.643	67.61	622	86.04	100.00	60.01
15.01 to 20.00	148	24,876,279.24	1.18	7.074	64.17	634	86.54	100.00	54.39
20.01 to 25.00	257	39,305,236.50	1.87	7.304	68.54	627	84.41	100.00	47.05
25.01 to 30.00	438	73,171,248.60	3.48	7.235	66.61	617	84.20	100.00	50.48
30.01 to 35.00	730	121,983,468.16	5.80	7.180	69.22	622	84.96	100.00	51.82
35.01 to 40.00	1,013	178,553,727.44	8.50	7.192	73.76	620	85.06	100.00	49.42
40.01 to 45.00	1,393	252,115,396.30	12.00	7.061	74.54	623	85.19	100.00	46.61
45.01 to 50.00	2,053	370,083,360.81	17.61	7.128	74.67	622	86.00	100.00	46.64
50.01 to 55.00	472	99,379,025.59	4.73	7.141	81.28	618	82.46	100.00	34.99
55.01 to 60.00	6	2,212,042.05	0.11	6.235	68.85	595	75.26	100.00	12.21
Subtotal (Full Doc):	6,628	$1,186,099,038.55	56.43%	7.148%	73.51%	622	85.12%	100.00%	47.07%

Non-Full Doc Loans:
Not available	106	$23,856,720.43	1.14%	6.922%	97.82%	666	74.50%	0.00%	4.18%
0.01 to 5.00	4	590,936.67	0.03	8.054	33.18	624	92.52	0.00	83.61
5.01 to 10.00	18	3,315,291.05	0.16	7.589	87.01	669	87.06	0.00	56.74
10.01 to 15.00	42	7,496,802.17	0.36	7.834	74.16	624	84.27	0.00	58.19
15.01 to 20.00	81	13,751,801.84	0.65	7.689	76.93	649	84.31	0.00	58.74
20.01 to 25.00	157	26,086,845.69	1.24	7.533	76.42	648	81.04	0.00	40.09
25.01 to 30.00	301	48,571,174.59	2.31	7.559	79.72	640	82.56	0.00	38.36
30.01 to 35.00	433	76,494,388.79	3.64	7.459	83.76	650	83.49	0.00	40.02
35.01 to 40.00	791	152,756,015.67	7.27	7.466	84.81	652	83.09	0.00	36.94
40.01 to 45.00	1,109	230,168,504.75	10.95	7.438	83.38	650	83.74	0.00	36.38
45.01 to 50.00	1,390	296,080,562.52	14.09	7.577	83.26	647	84.69	0.00	36.58
50.01 to 55.00	155	36,420,679.03	1.73	7.577	88.75	631	81.42	0.00	23.49
55.01 to 60.00	1	118,400.00	0.01	7.750	100.00	690	80.00	0.00	0.00
Subtotal (Non-Full Doc):	4,588	$915,708,123.20	43.57%	7.499%	83.62%	648	83.47%	0.00%	36.32%

Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	138	$36,252,574.46	1.72%	5.377%	100.00%	666	78.20%	72.79%	17.63%
5.501 to 6.000	591	158,060,956.18	7.52	5.849	100.00	658	79.41	71.87	22.29
6.001 to 6.500	1,087	271,276,366.03	12.91	6.330	100.00	644	81.18	63.49	28.92
6.501 to 7.000	1,471	349,187,304.60	16.61	6.819	100.00	642	82.52	51.48	37.51
7.001 to 7.500	1,233	268,196,909.32	12.76	7.289	100.00	629	84.25	46.05	43.81
7.501 to 8.000	1,246	261,199,559.09	12.43	7.786	100.00	616	85.95	45.66	52.31
8.001 to 8.500	732	140,388,268.16	6.68	8.265	100.00	617	86.97	44.60	53.83
8.501 to 9.000	566	95,916,413.03	4.56	8.766	100.00	603	88.08	52.30	55.73
9.001 to 9.500	235	35,162,660.80	1.67	9.268	100.00	600	88.49	47.43	44.09
9.501 to 10.000	124	15,148,585.75	0.72	9.722	100.00	583	83.14	33.91	26.98
10.001 to 10.500	39	4,603,366.27	0.22	10.254	100.00	571	84.68	26.28	31.58
10.501 to 11.000	16	1,308,521.54	0.06	10.770	100.00	547	78.24	63.92	8.69
Greater than 11.000	12	832,864.36	0.04	11.600	100.00	525	70.65	49.99	0.00
Subtotal (ARM Loans):	7,490	$1,637,534,349.59	77.91%	7.176%	100.00%	632	83.57%	53.24%	40.02%

Fixed Rate Loans:
Less than 5.501	17	$6,235,763.35	0.30%	5.384%	0.00%	670	83.79%	100.00%	94.76%
5.501 to 6.000	159	42,147,814.05	2.01	5.907	0.00	665	82.07	86.26	69.80
6.001 to 6.500	317	72,375,199.02	3.44	6.334	0.00	644	81.10	80.90	58.23
6.501 to 7.000	439	94,308,026.25	4.49	6.774	0.00	639	83.79	70.10	64.14
7.001 to 7.500	301	51,571,070.54	2.45	7.303	0.00	625	84.80	66.82	64.64
7.501 to 8.000	298	43,572,708.92	2.07	7.779	0.00	616	86.67	63.89	65.26
8.001 to 8.500	200	27,926,127.84	1.33	8.268	0.00	612	88.10	64.26	62.81
8.501 to 9.000	173	20,168,094.62	0.96	8.758	0.00	604	88.90	54.92	54.78
9.001 to 9.500	324	21,779,227.40	1.04	9.323	0.00	656	95.21	76.13	18.81
9.501 to 10.000	363	22,360,592.94	1.06	9.849	0.00	658	97.75	55.33	7.77
10.001 to 10.500	436	23,863,803.10	1.14	10.283	0.00	659	98.98	43.62	3.87
10.501 to 11.000	329	19,483,514.84	0.93	10.777	0.00	649	99.21	34.53	1.55
Greater than 11.000	370	18,480,869.29	0.88	11.439	0.00	617	99.64	51.88	0.67
Subtotal (Fixed Rate):	3,726	$464,272,812.16	22.09%	7.739%	0.00%	638	87.34%	67.69%	50.73%

Total:	11,216	$2,101,807,161.75	100.00%	7.301%	77.91%	633	84.40%	56.43%	42.39%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	12	$3,153,292.24	0.19%	6.256%	100.00%	704	78.19%	29.72%	0.00%
3.001 - 3.500	4	867,616.75	0.05	6.796	100.00	624	64.28	0.00	0.00
3.501 - 4.000	10	1,764,584.04	0.11	7.062	100.00	621	84.48	84.45	68.30
4.001 - 4.500	117	18,528,945.08	1.13	7.245	100.00	632	83.36	65.36	37.97
4.501 - 5.000	1,053	224,561,528.37	13.71	7.054	100.00	653	81.72	41.32	25.27
5.001 - 5.500	1,444	340,802,227.09	20.81	7.029	100.00	623	82.12	58.47	44.77
5.501 - 6.000	3,151	701,281,697.32	42.83	7.155	100.00	633	86.58	62.00	53.36
6.001 - 6.500	1,090	232,170,428.42	14.18	7.228	100.00	638	79.97	29.35	13.04
6.501 - 7.000	459	91,201,500.14	5.57	7.818	100.00	592	78.97	51.06	26.61
7.001 - 7.500	74	12,659,122.94	0.77	7.951	100.00	607	87.09	64.89	40.80
7.501 - 8.000	36	5,873,342.68	0.36	8.270	100.00	590	88.67	73.83	51.71
8.001 - 8.500	25	3,309,944.46	0.20	8.708	100.00	589	86.62	59.48	19.71
8.501 - 9.000	8	777,879.06	0.05	9.364	100.00	557	83.97	89.41	31.71
9.001 - 9.500	6	488,729.62	0.03	9.765	100.00	538	88.95	100.00	0.00
9.501 - 10.000	1	93,511.38	0.01	9.700	100.00	564	90.00	100.00	0.00
Total:	7,490	$1,637,534,349.59	100.00%	7.176%	100.00%	632	83.57%	53.24%	40.02%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	119	$28,595,735.84	1.75%	6.811%	100.00%	623	78.30%	34.55%	29.72%
2.000	1,442	311,351,076.33	19.01	6.994	100.00	628	86.29	43.30	43.81
3.000	5,919	1,295,203,252.19	79.09	7.229	100.00	633	83.04	56.05	39.35
5.000	2	663,484.47	0.04	6.595	100.00	683	84.07	46.66	46.66
6.000	2	331,011.88	0.02	6.711	100.00	652	84.88	48.90	48.90
7.000	6	1,389,788.88	0.08	6.710	100.00	595	77.92	50.01	25.60
Total:	7,490	$1,637,534,349.59	100.00%	7.176%	100.00%	632	83.57%	53.24%	40.02%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	6,894	$1,500,327,897.62	91.62%	7.228%	100.00%	629	84.08%	55.80%	43.04%
1.500	132	31,213,120.81	1.91	6.834	100.00	620	78.33	35.64	28.37
2.000	464	105,993,331.16	6.47	6.549	100.00	678	77.92	22.15	0.71
Total:	7,490	$1,637,534,349.59	100.00%	7.176%	100.00%	632	83.57%	53.24%	40.02%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$339,359.71	0.02%	5.000%	100.00%	755	80.00%	0.00%	0.00%
10.001 - 10.500	1	355,200.00	0.02	5.250	100.00	767	80.00	100.00	0.00
10.501 - 11.000	12	2,539,161.51	0.16	5.863	100.00	714	77.38	37.08	9.90
11.001 - 11.500	90	22,018,124.83	1.34	5.713	100.00	676	80.64	45.31	24.52
11.501 - 12.000	237	57,260,771.88	3.50	6.008	100.00	655	80.89	48.95	26.29
12.001 - 12.500	411	100,458,669.50	6.13	6.205	100.00	647	81.42	54.43	29.30
12.501 - 13.000	790	199,132,164.60	12.16	6.319	100.00	648	81.43	66.84	31.84
13.001 - 13.500	1,091	259,275,311.03	15.83	6.592	100.00	637	82.16	64.26	32.99
13.501 - 14.000	1,433	331,758,623.17	20.26	7.051	100.00	635	83.46	50.54	39.03
14.001 - 14.500	1,083	231,306,444.44	14.13	7.439	100.00	627	84.22	45.47	41.29
14.501 - 15.000	950	195,296,003.07	11.93	7.864	100.00	616	85.11	46.36	52.03
15.001 - 15.500	548	108,341,402.63	6.62	8.317	100.00	619	86.80	46.72	58.41
15.501 - 16.000	468	80,581,635.52	4.92	8.789	100.00	604	88.06	54.78	58.14
16.001 - 16.500	203	29,746,591.35	1.82	9.298	100.00	601	88.11	47.68	48.51
16.501 - 17.000	112	13,380,598.88	0.82	9.736	100.00	588	83.12	28.05	28.69
17.001 - 17.500	34	3,797,573.10	0.23	10.254	100.00	580	86.09	23.09	33.96
17.501 - 18.000	14	1,113,850.01	0.07	10.766	100.00	549	75.68	67.82	0.00
18.001 - 18.500	5	242,018.40	0.01	11.313	100.00	529	73.41	100.00	0.00
18.501 - 19.000	7	590,845.96	0.04	11.717	100.00	524	69.52	29.51	0.00
Total:	7,490	$1,637,534,349.59	100.00%	7.176%	100.00%	632	83.57%	53.24%	40.02%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	138	$31,567,028.31	1.93%	5.782%	100.00%	684	77.15%	55.13%	1.93%
5.501 - 6.000	633	168,979,269.48	10.32	5.816	100.00	657	79.54	73.54	24.32
6.001 - 6.500	1,072	267,728,350.45	16.35	6.321	100.00	643	81.26	63.63	28.91
6.501 - 7.000	1,461	349,146,175.12	21.32	6.815	100.00	641	82.49	51.70	37.80
7.001 - 7.500	1,219	266,068,968.70	16.25	7.290	100.00	629	84.28	46.12	44.07
7.501 - 8.000	1,243	260,683,877.62	15.92	7.786	100.00	616	85.98	45.84	52.50
8.001 - 8.500	732	140,388,268.16	8.57	8.265	100.00	617	86.97	44.60	53.83
8.501 - 9.000	566	95,916,413.03	5.86	8.766	100.00	603	88.08	52.30	55.73
9.001 - 9.500	235	35,162,660.80	2.15	9.268	100.00	600	88.49	47.43	44.09
9.501 - 10.000	124	15,148,585.75	0.93	9.722	100.00	583	83.14	33.91	26.98
10.001 - 10.500	39	4,603,366.27	0.28	10.254	100.00	571	84.68	26.28	31.58
10.501 - 11.000	16	1,308,521.54	0.08	10.770	100.00	547	78.24	63.92	8.69
11.001 - 11.500	5	242,018.40	0.01	11.313	100.00	529	73.41	100.00	0.00
11.501 - 12.000	7	590,845.96	0.04	11.717	100.00	524	69.52	29.51	0.00
Total:	7,490	$1,637,534,349.59	100.00%	7.176%	100.00%	632	83.57%	53.24%	40.02%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	13	$2,421,631.45	0.15%	7.108%	100.00%	627	74.92%	37.93%	0.00%
13 - 24	5,734	1,264,784,820.67	77.24	7.220	100.00	630	83.70	53.22	40.55
25 - 36	1,686	357,012,524.96	21.80	7.036	100.00	638	83.16	53.07	37.74
37 >=	57	13,315,372.51	0.81	6.798	100.00	665	84.05	62.52	58.57
Total:	7,490	$1,637,534,349.59	100.00%	7.176%	100.00%	632	83.57%	53.24%	40.02%

SAIL 2005-7 Collateral Summary – Group 1

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,955	$322,792,865.99	40.73%	7.658%	100.00%	615	83.42%	38.80%	47.95%
2/13 ARM (Libor)	2	212,088.43	0.03	8.750	100.00	650	91.19	100.00	76.17
2/18 ARM (Libor)	2	210,464.95	0.03	6.989	100.00	634	92.46	0.00	100.00
2/38 ARM (Libor)	1	299,754.17	0.04	6.750	100.00	564	78.95	100.00	0.00
3/27 ARM (Libor)	546	91,888,219.49	11.60	7.487	100.00	616	83.91	45.38	50.87
5/25 ARM (Libor)	30	5,861,453.33	0.74	6.978	100.00	648	81.82	59.53	55.11
5/1 ARM (CMT)	1	240,762.62	0.03	7.500	100.00	709	80.00	0.00	0.00
Balloon	736	37,323,963.47	4.71	10.210	0.00	673	98.68	26.54	1.76
Fixed Rate	647	101,343,808.43	12.79	7.215	0.00	656	84.05	52.63	64.41
Subtotal (Non-IO):	3,920	$560,173,380.88	70.69%	7.712%	75.25%	627	84.62%	41.80%	48.39%

Interest-Only Loans:
2/28 ARM (Libor)	827	$163,224,528.37	20.60%	6.948%	100.00%	641	81.47%	50.26%	33.66%
3/27 ARM (Libor)	350	64,395,968.28	8.13	6.627	100.00	660	79.93	47.16	19.99
5/25 ARM (Libor)	1	309,600.00	0.04	6.990	100.00	637	90.00	100.00	100.00
Fixed Rate	25	4,338,478.03	0.55	6.743	0.00	674	79.44	81.02	49.57
Subtotal (IO Loans):	1,203	$232,268,574.68	29.31%	6.855%	98.13%	647	81.02%	50.04%	30.26%

Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	13	$3,249,775.00	1.40%	6.928%	100.00%	638	82.04%	32.23%	58.62%
36	9	1,816,735.75	0.78	6.834	94.28	627	88.03	62.52	89.21
60	1,174	226,058,519.17	97.33	6.855	98.22	647	80.96	50.34	29.53
120	7	1,143,544.76	0.49	6.714	81.11	702	77.77	22.03	0.00
Total:	1,203	$232,268,574.68	100.00%	6.855%	98.13%	647	81.02%	50.04%	30.26%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	603	$21,639,314.40	2.73%	10.135%	18.43%	660	95.73%	32.28%	8.55%
50,000.01 - 100,000.00	1,041	78,032,595.38	9.85	8.434	60.61	645	87.01	42.52	21.08
100,000.01 - 150,000.00	1,242	155,652,621.72	19.64	7.389	86.57	633	82.52	47.07	35.24
150,000.01 - 200,000.00	785	136,825,286.59	17.27	7.400	87.05	631	81.86	47.42	42.92
200,000.01 - 250,000.00	583	130,786,677.34	16.50	7.252	86.61	624	82.56	46.33	51.05
250,000.01 - 300,000.00	438	120,059,872.52	15.15	7.142	88.87	629	82.67	43.66	48.02
300,000.01 - 350,000.00	305	98,913,518.88	12.48	7.110	86.93	627	84.12	39.03	55.33
350,000.01 - 400,000.00	77	28,054,562.94	3.54	7.180	85.63	636	83.22	34.67	49.24
400,000.01 - 450,000.00	30	12,876,418.16	1.62	7.267	60.41	659	84.93	39.69	66.49
450,000.01 - 500,000.00	10	4,713,942.15	0.59	7.243	69.48	658	90.42	49.56	100.00
500,000.01 - 550,000.00	5	2,583,764.16	0.33	6.981	59.78	654	88.93	60.11	80.20
550,000.01 - 600,000.00	4	2,303,381.32	0.29	6.935	74.61	657	79.55	75.69	50.30
Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	4,340	$754,718,049.69	95.24%	7.315%	86.05%	630	82.75%	45.30%	45.23%
2nd Lien	783	37,723,905.87	4.76	10.390	0.00	675	99.79	22.66	0.00
Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,741	$517,153,945.19	65.26%	7.234%	82.85%	620	82.06%	47.09%	46.39%
Purchase	2,088	224,294,047.95	28.30	8.030	79.83	664	87.28	35.98	36.04
Rate/Term Refinance	294	50,993,962.42	6.44	7.263	82.23	617	82.48	51.38	40.38
Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	4,025	$618,324,618.87	78.03%	7.354%	80.17%	623	83.20%	46.78%	39.76%
Investment	994	156,469,748.29	19.75	7.909	88.05	665	84.99	35.62	55.49
Second Home	104	17,647,588.40	2.23	7.241	90.31	663	83.74	30.69	49.30
Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	770	$39,439,959.91	4.98%	10.085%	0.54%	675	97.95%	23.99%	6.25%
181 - 240	73	5,792,119.61	0.73	8.102	3.63	667	87.64	48.53	39.73
241 - 360	4,258	741,825,977.53	93.61	7.322	87.45	630	82.82	44.99	45.16
361 - 480	22	5,383,898.51	0.68	6.681	5.57	647	76.09	81.06	29.54
Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	770	$39,439,959.91	4.98%	10.085%	0.54%	675	97.95%	23.99%	6.25%
181 - 240	73	5,792,119.61	0.73	8.102	3.63	667	87.64	48.53	39.73
241 - 360	4,258	741,825,977.53	93.61	7.322	87.45	630	82.82	44.99	45.16
361 - 480	22	5,383,898.51	0.68	6.681	5.57	647	76.09	81.06	29.54
Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,157	$240,984,637.42	30.41%	7.149%	83.48%	627	79.94%	40.57%	40.42%
IL	468	67,522,268.36	8.52	7.850	89.83	630	86.08	42.74	47.00
FL	455	63,315,529.35	7.99	7.639	79.69	631	84.49	41.27	46.96
AZ	370	48,578,688.61	6.13	7.357	88.21	641	85.41	48.19	44.68
NY	176	39,219,582.80	4.95	7.538	71.19	633	84.72	33.60	54.98
MN	244	32,249,151.84	4.07	7.619	88.39	640	85.95	49.45	39.21
NJ	137	28,621,851.07	3.61	7.605	80.62	625	82.68	34.70	53.20
MI	261	27,428,404.42	3.46	7.728	89.29	634	86.46	56.58	35.10
NV	150	24,036,255.15	3.03	7.497	87.01	642	84.66	40.26	46.18
MD	127	21,668,640.07	2.73	7.673	82.41	622	85.41	54.37	55.70
Other	1,578	198,816,946.47	25.09	7.549	76.21	638	85.12	49.39	39.50
Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	213	$32,578,996.92	4.11%	7.008%	76.17%	612	49.06%	38.95%	0.00%
60.01 - 70.00%	292	53,574,048.49	6.76	7.003	89.14	612	66.51	37.81	0.00
70.01 - 80.00%	1,526	257,590,413.85	32.51	7.039	93.40	634	78.85	42.21	0.00
80.01 - 85.00%
With MI:	398	80,079,663.85	10.11	7.195	77.64	616	84.41	49.86	100.00
Without MI:	130	18,961,118.15	2.39	8.199	94.51	562	84.75	50.51	0.00
85.01 - 90.00%
With MI:	856	165,476,924.40	20.88	7.457	80.50	644	89.65	39.75	100.00
Without MI:	237	30,563,392.04	3.86	7.926	85.29	593	89.74	42.70	0.00
90.01 - 95.00%
With MI:	472	86,718,978.00	10.94	7.571	80.99	650	94.74	62.58	100.00
Without MI:	125	17,189,545.95	2.17	8.077	93.96	610	94.69	57.17	0.00
95.01 - 100.00%
With MI:	63	9,069,047.99	1.14	8.263	84.29	679	99.61	65.77	100.00
Without MI:	28	2,915,920.05	0.37	8.788	98.25	635	99.98	61.77	0.00
Subtotal (First Lien):	4,340	$754,718,049.69	95.24%	7.315%	86.05%	630	82.75%	45.30%	45.23%

Second Lien Loans:
70.01 - 80.00%	1	$56,546.42	0.01%	9.700%	0.00%	646	80.00%	100.00%	0.00%
85.01 - 90.00%	4	209,482.88	0.03	10.153	0.00	653	89.22	23.81	0.00
90.01 - 95.00%	18	847,994.60	0.11	10.109	0.00	674	94.87	32.12	0.00
95.01 - 100.00%	760	36,609,881.97	4.62	10.399	0.00	676	100.00	22.32	0.00
Subtotal (Second Lien):	783	$37,723,905.87	4.76%	10.390%	0.00%	675	99.79%	22.66%	0.00%

Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	1,998	$373,448,229.77	47.13%	7.408%	79.69%	638	86.41%	47.78%	91.28%
60.01 - 70.00%	296	54,049,429.88	6.82	7.001	89.24	613	66.72	37.86	0.88
70.01 - 80.00%	1,526	257,590,413.85	32.51	7.039	93.40	634	78.85	42.21	0.00
80.01 - 85.00%	130	18,961,118.15	2.39	8.199	94.51	562	84.75	50.51	0.00
85.01 - 90.00%	237	30,563,392.04	3.86	7.926	85.29	593	89.74	42.70	0.00
90.01 - 95.00%	125	17,189,545.95	2.17	8.077	93.96	610	94.69	57.17	0.00
95.01 - 100.00%	28	2,915,920.05	0.37	8.788	98.25	635	99.98	61.77	0.00
Subtotal (First Lien):	4,340	$754,718,049.69	95.24%	7.315%	86.05%	630	82.75%	45.30%	45.23%

Second Lien Loans:
70.01 - 80.00%	1	$56,546.42	0.01%	9.700%	0.00%	646	80.00%	100.00%	0.00%
85.01 - 90.00%	4	209,482.88	0.03	10.153	0.00	653	89.22	23.81	0.00
90.01 - 95.00%	18	847,994.60	0.11	10.109	0.00	674	94.87	32.12	0.00
95.01 - 100.00%	760	36,609,881.97	4.62	10.399	0.00	676	100.00	22.32	0.00
Subtotal (Second Lien):	783	$37,723,905.87	4.76%	10.390%	0.00%	675	99.79%	22.66%	0.00%

Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	212	$32,496,559.08	4.10%	7.007%	76.11%	611	49.05%	39.05%	0.00%
60.01 - 70.00%	270	50,171,527.12	6.33	7.041	88.41	609	66.35	38.12	0.00
70.01 - 80.00%	624	120,284,289.52	15.18	7.325	90.21	609	77.72	36.92	0.00
80.01 - 85.00%
With MI:	386	78,354,190.96	9.89	7.192	77.38	616	84.40	50.25	100.00
Without MI:	122	18,717,115.89	2.36	8.083	95.12	567	83.87	47.21	0.00
85.01 - 90.00%
With MI:	822	159,939,993.04	20.18	7.431	80.47	643	89.64	40.10	100.00
Without MI:	260	37,327,523.60	4.71	7.565	88.11	613	86.69	36.70	0.00
90.01 - 95.00%
With MI:	492	89,916,479.22	11.35	7.570	80.31	650	94.44	60.98	100.00
Without MI:	268	39,562,795.73	4.99	7.513	96.15	639	86.37	39.75	0.00
95.01 - 100.00%
With MI:	89	13,133,951.02	1.66	8.284	89.15	680	96.85	57.79	100.00
Without MI:	795	114,813,624.51	14.49	6.845	95.67	652	80.53	53.51	0.00
Subtotal (First Lien):	4,340	$754,718,049.69	95.24%	7.315%	86.05%	630	82.75%	45.30%	45.23%

Second Lien Loans:
70.01 - 80.00%	1	$56,546.42	0.01%	9.700%	0.00%	646	80.00%	100.00%	0.00%
85.01 - 90.00%	4	209,482.88	0.03	10.153	0.00	653	89.22	23.81	0.00
90.01 - 95.00%	18	847,994.60	0.11	10.109	0.00	674	94.87	32.12	0.00
95.01 - 100.00%	760	36,609,881.97	4.62	10.399	0.00	676	100.00	22.32	0.00
Subtotal (Second Lien):	783	$37,723,905.87	4.76%	10.390%	0.00%	675	99.79%	22.66%	0.00%

Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	1	$143,979.86	0.02%	7.375%	100.00%	N/A	70.00%	100.00%	0.00%
500 - 520	123	21,280,004.17	2.69	8.608	97.61	510	75.39	62.22	21.75
521 - 540	167	28,555,375.88	3.60	8.081	96.18	531	77.04	57.28	23.75
541 - 560	253	42,641,311.23	5.38	7.879	95.04	551	80.86	50.36	33.67
561 - 580	291	50,335,551.89	6.35	7.617	94.32	570	79.78	48.44	31.84
581 - 600	480	82,994,885.48	10.47	7.336	92.04	591	81.87	55.81	37.40
601 - 620	554	96,778,660.66	12.21	7.299	92.32	611	84.77	48.76	49.63
621 - 640	690	105,497,697.02	13.31	7.368	80.30	631	84.69	45.47	49.30
641 - 660	794	117,540,372.41	14.83	7.406	70.49	651	85.05	41.15	47.38
661 - 680	624	88,838,153.61	11.21	7.395	71.92	670	85.03	36.69	45.51
681 - 700	564	81,438,830.11	10.28	7.184	77.68	690	84.05	30.35	37.98
701 - 720	228	29,171,103.21	3.68	7.487	68.68	710	87.14	36.44	50.92
721 - 740	159	21,498,655.41	2.71	7.392	68.89	730	86.66	32.95	58.51
741 - 760	107	13,861,804.69	1.75	7.579	67.91	750	86.40	38.07	56.35
761 - 780	56	7,012,618.32	0.88	7.706	67.69	769	87.39	45.39	57.54
781 >=	32	4,852,951.61	0.61	7.525	74.13	794	81.48	30.46	44.31
Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	3,537	$525,884,408.29	66.36%	7.408%	81.86%	628	83.17%	45.50%	41.07%
2-4 Family	487	102,175,049.29	12.89	7.668	80.62	644	83.34	36.43	52.78
PUD	583	92,329,076.28	11.65	7.439	82.26	639	84.49	47.61	39.06
Condo	516	72,053,421.70	9.09	7.579	84.12	639	85.55	41.57	49.09
Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$116,645,136.79	$21,213,885.02	$323,447,387.61	$24,710,984.94	$0.00	$0.00	$486,017,394.36
3/27 ARM (Libor)	77,656,610.14	2,743,854.69	4,019,740.32	71,863,982.62	0.00	0.00	156,284,187.77
Fixed Rate	22,822,779.89	9,993,294.80	3,046,331.39	69,819,880.38	0.00	0.00	105,682,286.46
Balloon	15,019,193.66	320,166.66	3,501,863.18	18,482,739.97	0.00	0.00	37,323,963.47
5/25 ARM (Libor)	2,332,493.52	0.00	0.00	3,838,559.81	0.00	0.00	6,171,053.33
2/38 ARM (Libor)	0.00	0.00	299,754.17	0.00	0.00	0.00	299,754.17
5/1 ARM (CMT)	0.00	0.00	0.00	240,762.62	0.00	0.00	240,762.62
2/13 ARM (Libor)	161,552.22	0.00	50,536.21	0.00	0.00	0.00	212,088.43
2/18 ARM (Libor)	0.00	0.00	210,464.95	0.00	0.00	0.00	210,464.95
Total:	$234,637,766.22	$34,271,201.17	$334,576,077.83	$188,956,910.34	$0.00	$0.00	$792,441,955.56

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	24.00%	4.36%	66.55%	5.08%	0.00%	0.00%	61.33%
3/27 ARM (Libor)	49.69	1.76	2.57	45.98	0.00	0.00	19.72
Fixed Rate	21.60	9.46	2.88	66.07	0.00	0.00	13.34
Balloon	40.24	0.86	9.38	49.52	0.00	0.00	4.71
5/25 ARM (Libor)	37.80	0.00	0.00	62.20	0.00	0.00	0.78
2/38 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.04
5/1 ARM (CMT)	0.00	0.00	0.00	100.00	0.00	0.00	0.03
2/13 ARM (Libor)	76.17	0.00	23.83	0.00	0.00	0.00	0.03
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.03
Total:	29.61%	4.32%	42.22%	23.84%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,837	$473,918,628.48	59.80%	7.230%	80.13%	630	82.26%	44.89%	42.25%
None	1,583	234,637,766.22	29.61	7.855	83.87	637	85.38	39.78	46.53
2% of UPB	262	36,740,818.20	4.64	7.526	92.70	635	85.38	54.39	43.04
1% of Amount Prepaid	271	24,184,966.49	3.05	8.032	79.51	640	87.57	55.48	33.15
1% of UPB	48	5,581,731.80	0.70	7.416	78.59	612	88.01	52.83	36.06
Other	122	17,378,044.37	2.19	7.520	87.65	633	83.66	45.87	35.14
Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Stated	2,476	$366,894,055.86	46.30%	7.876%	81.10%	638	83.63%	0.00%	42.63%
Full	2,222	350,405,031.62	44.22	7.131	80.95	623	84.22	100.00	47.35
Limited	375	66,230,839.48	8.36	6.987	90.23	646	81.31	0.00	28.29
No Documentation	50	8,912,028.60	1.12	6.859	95.14	658	71.96	0.00	3.10
Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not available	1	$200,000.00	0.03%	7.375%	100.00%	685	80.00%	100.00%	0.00%
0.01 to 5.00	1	290,506.91	0.04	8.050	100.00	684	95.00	100.00	100.00
5.01 to 10.00	9	1,895,624.47	0.24	7.459	48.08	648	87.47	100.00	68.77
10.01 to 15.00	20	2,415,100.22	0.30	7.773	81.49	633	86.54	100.00	48.89
15.01 to 20.00	48	6,647,929.06	0.84	7.050	61.78	650	86.17	100.00	64.73
20.01 to 25.00	88	11,092,775.89	1.40	7.224	80.74	628	82.95	100.00	45.03
25.01 to 30.00	152	22,240,425.47	2.81	7.222	79.38	614	82.49	100.00	44.55
30.01 to 35.00	247	34,803,901.67	4.39	7.196	80.27	626	84.10	100.00	47.66
35.01 to 40.00	332	51,863,890.55	6.54	7.208	81.80	624	84.92	100.00	50.28
40.01 to 45.00	496	77,172,980.28	9.74	7.033	81.61	626	84.39	100.00	44.02
45.01 to 50.00	686	115,597,182.02	14.59	7.084	81.49	621	85.39	100.00	51.05
50.01 to 55.00	140	25,721,125.96	3.25	7.200	83.77	612	78.20	100.00	32.27
55.01 to 60.00	2	463,589.12	0.06	6.966	100.00	581	81.05	100.00	0.00
Subtotal (Full Doc):	2,222	$350,405,031.62	44.22%	7.131%	80.95%	623	84.22%	100.00%	47.35%

Non-Full Doc Loans:
Not available	68	$12,020,784.48	1.52%	6.922%	96.40%	662	72.71%	0.00%	3.47%
0.01 to 5.00	1	96,841.94	0.01	7.600	0.00	678	90.00	0.00	0.00
5.01 to 10.00	13	1,878,446.88	0.24	7.796	78.43	655	87.53	0.00	60.95
10.01 to 15.00	32	4,731,457.72	0.60	7.793	80.00	643	82.04	0.00	50.21
15.01 to 20.00	66	9,617,437.51	1.21	7.823	77.82	654	85.30	0.00	61.90
20.01 to 25.00	128	18,684,610.34	2.36	7.784	80.32	648	81.38	0.00	44.78
25.01 to 30.00	230	31,283,112.53	3.95	7.644	80.29	643	81.28	0.00	42.83
30.01 to 35.00	309	42,965,595.84	5.42	7.664	84.99	643	83.13	0.00	39.65
35.01 to 40.00	519	78,995,556.03	9.97	7.662	83.96	643	82.67	0.00	41.37
40.01 to 45.00	667	105,592,472.18	13.32	7.698	80.90	639	83.69	0.00	41.45
45.01 to 50.00	782	120,441,400.61	15.20	7.879	81.91	635	84.83	0.00	38.79
50.01 to 55.00	85	15,610,807.88	1.97	7.759	91.58	614	78.33	0.00	22.73
55.01 to 60.00	1	118,400.00	0.01	7.750	100.00	690	80.00	0.00	0.00
Subtotal (Non-Full Doc):	2,901	$442,036,923.94	55.78%	7.723%	82.75%	640	83.04%	0.00%	39.68%

Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	55	$11,121,378.05	1.40%	5.390%	100.00%	658	73.48%	62.03%	13.86%
5.501 to 6.000	227	46,122,100.25	5.82	5.846	100.00	653	77.78	72.20	24.35
6.001 to 6.500	494	96,432,299.85	12.17	6.349	100.00	638	80.09	55.95	32.65
6.501 to 7.000	664	122,445,806.52	15.45	6.812	100.00	637	80.88	49.04	38.07
7.001 to 7.500	622	109,607,379.96	13.83	7.305	100.00	627	83.40	37.05	44.95
7.501 to 8.000	630	112,536,776.01	14.20	7.787	100.00	613	84.33	34.33	48.99
8.001 to 8.500	424	69,283,843.95	8.74	8.276	100.00	620	86.10	32.93	54.16
8.501 to 9.000	325	48,933,947.74	6.18	8.774	100.00	606	86.75	37.91	55.69
9.001 to 9.500	139	18,391,998.36	2.32	9.250	100.00	608	87.53	29.47	51.95
9.501 to 10.000	88	10,362,995.18	1.31	9.735	100.00	586	82.96	22.85	31.13
10.001 to 10.500	29	2,824,120.38	0.36	10.273	100.00	550	79.89	20.18	11.41
10.501 to 11.000	9	737,256.64	0.09	10.683	100.00	562	81.05	35.96	15.43
Greater than 11.000	9	635,802.74	0.08	11.626	100.00	524	70.62	34.49	0.00
Subtotal (ARM Loans):	3,715	$649,435,705.63	81.95%	7.346%	100.00%	626	82.64%	43.68%	42.08%

Fixed Rate Loans:
Less than 5.501	5	$1,360,080.47	0.17%	5.464%	0.00%	669	78.86%	100.00%	89.22%
5.501 to 6.000	60	12,863,632.38	1.62	5.903	0.00	676	83.76	79.69	81.13
6.001 to 6.500	90	17,861,760.48	2.25	6.333	0.00	671	78.42	68.11	51.30
6.501 to 7.000	136	26,844,943.73	3.39	6.795	0.00	655	83.00	54.68	62.26
7.001 to 7.500	89	14,886,313.70	1.88	7.303	0.00	640	81.66	51.97	62.54
7.501 to 8.000	92	13,162,176.50	1.66	7.786	0.00	649	86.08	44.90	59.15
8.001 to 8.500	60	7,965,000.95	1.01	8.276	0.00	655	87.99	32.95	73.03
8.501 to 9.000	58	7,168,615.77	0.90	8.782	0.00	638	89.23	33.95	77.35
9.001 to 9.500	114	6,065,501.53	0.77	9.357	0.00	681	96.28	58.22	17.07
9.501 to 10.000	159	8,369,258.00	1.06	9.855	0.00	675	98.22	34.56	9.37
10.001 to 10.500	248	12,027,700.41	1.52	10.303	0.00	682	99.55	15.34	2.09
10.501 to 11.000	156	8,099,714.96	1.02	10.760	0.00	673	99.74	6.93	0.42
Greater than 11.000	141	6,331,551.05	0.80	11.406	0.00	641	99.79	12.16	0.00
Subtotal (Fixed Rate):	1,408	$143,006,249.93	18.05%	7.982%	0.00%	661	87.73%	46.68%	47.61%

Total:	5,123	$792,441,955.56	100.00%	7.461%	81.95%	633	83.56%	44.22%	43.08%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	4	$518,476.18	0.08%	6.830%	100.00%	690	79.45%	43.75%	0.00%
3.001 - 3.500	2	405,850.96	0.06	6.363	100.00	638	50.17	0.00	0.00
3.501 - 4.000	3	358,574.17	0.06	7.584	100.00	628	84.74	73.69	73.69
4.001 - 4.500	58	8,891,136.05	1.37	7.356	100.00	622	82.89	50.44	36.42
4.501 - 5.000	584	98,709,653.28	15.20	7.141	100.00	652	81.23	36.08	26.00
5.001 - 5.500	712	136,437,565.31	21.01	7.155	100.00	616	79.86	44.95	40.00
5.501 - 6.000	1,561	275,279,426.99	42.39	7.388	100.00	632	86.50	48.98	58.24
6.001 - 6.500	472	75,116,365.00	11.57	7.386	100.00	617	78.71	33.80	17.09
6.501 - 7.000	256	45,125,784.40	6.95	7.883	100.00	588	77.22	38.56	30.38
7.001 - 7.500	32	4,511,234.80	0.69	8.001	100.00	596	83.61	42.51	30.94
7.501 - 8.000	10	1,428,021.66	0.22	8.162	100.00	614	82.35	42.90	36.44
8.001 - 8.500	17	2,295,935.07	0.35	8.826	100.00	585	86.07	56.86	28.41
8.501 - 9.000	3	246,196.70	0.04	9.423	100.00	576	73.65	66.53	33.47
9.001 - 9.500	1	111,485.06	0.02	9.300	100.00	531	90.00	100.00	0.00
Total:	3,715	$649,435,705.63	100.00%	7.346%	100.00%	626	82.64%	43.68%	42.08%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	75	$15,708,466.05	2.42%	6.972%	100.00%	622	77.64%	28.55%	39.60%
2.000	790	139,104,436.12	21.42	7.114	100.00	630	85.59	34.89	42.89
3.000	2,844	493,435,647.98	75.98	7.424	100.00	625	81.98	46.60	41.89
5.000	1	309,600.00	0.05	6.990	100.00	637	90.00	100.00	100.00
6.000	1	169,150.00	0.03	6.625	100.00	679	79.98	0.00	0.00
7.000	4	708,405.48	0.11	7.199	100.00	593	76.81	50.21	50.21
Total:	3,715	$649,435,705.63	100.00%	7.346%	100.00%	626	82.64%	43.68%	42.08%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3,335	$581,995,003.72	89.62%	7.417%	100.00%	622	83.24%	45.53%	45.74%
1.500	84	17,321,262.36	2.67	7.018	100.00	619	77.69	29.24	37.97
2.000	296	50,119,439.55	7.72	6.632	100.00	678	77.44	27.18	0.95
Total:	3,715	$649,435,705.63	100.00%	7.346%	100.00%	626	82.64%	43.68%	42.08%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	6	$869,953.83	0.13%	5.825%	100.00%	740	75.28%	64.09%	0.00%
11.001 - 11.500	37	6,754,059.73	1.04	5.566	100.00	678	77.52	40.33	17.66
11.501 - 12.000	104	19,286,716.61	2.97	6.059	100.00	654	80.03	57.04	26.40
12.001 - 12.500	209	39,547,090.85	6.09	6.287	100.00	643	79.86	43.40	33.38
12.501 - 13.000	330	64,276,510.19	9.90	6.399	100.00	644	80.13	58.69	33.43
13.001 - 13.500	508	95,675,637.56	14.73	6.672	100.00	633	81.42	54.52	35.53
13.501 - 14.000	668	121,985,807.64	18.78	7.102	100.00	628	82.14	44.62	40.50
14.001 - 14.500	546	94,547,807.83	14.56	7.493	100.00	623	83.78	35.77	44.20
14.501 - 15.000	475	83,759,345.20	12.90	7.879	100.00	611	83.40	36.45	49.72
15.001 - 15.500	315	52,835,757.78	8.14	8.335	100.00	621	85.48	35.84	58.45
15.501 - 16.000	273	41,303,900.13	6.36	8.803	100.00	607	86.72	41.57	55.04
16.001 - 16.500	121	16,007,014.29	2.46	9.292	100.00	605	86.66	31.24	51.96
16.501 - 17.000	80	9,095,241.78	1.40	9.746	100.00	592	83.04	16.32	35.20
17.001 - 17.500	26	2,231,532.51	0.34	10.265	100.00	557	81.08	20.17	14.44
17.501 - 18.000	8	623,526.96	0.10	10.689	100.00	563	78.50	42.52	0.00
18.001 - 18.500	3	163,883.65	0.03	11.352	100.00	514	74.14	100.00	0.00
18.501 - 19.000	6	471,919.09	0.07	11.722	100.00	527	69.40	11.74	0.00
Total:	3,715	$649,435,705.63	100.00%	7.346%	100.00%	626	82.64%	43.68%	42.08%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	62	$11,110,802.59	1.71%	5.825%	100.00%	671	73.60%	44.40%	3.14%
5.501 - 6.000	244	49,378,058.47	7.60	5.832	100.00	653	77.78	72.84	25.16
6.001 - 6.500	485	94,909,356.76	14.61	6.343	100.00	638	80.26	55.47	32.62
6.501 - 7.000	661	122,283,427.60	18.83	6.809	100.00	635	80.77	49.85	38.55
7.001 - 7.500	612	108,386,117.43	16.69	7.306	100.00	626	83.46	37.12	45.38
7.501 - 8.000	628	112,197,977.79	17.28	7.787	100.00	613	84.35	34.50	49.21
8.001 - 8.500	424	69,283,843.95	10.67	8.276	100.00	620	86.10	32.93	54.16
8.501 - 9.000	325	48,933,947.74	7.53	8.774	100.00	606	86.75	37.91	55.69
9.001 - 9.500	139	18,391,998.36	2.83	9.250	100.00	608	87.53	29.47	51.95
9.501 - 10.000	88	10,362,995.18	1.60	9.735	100.00	586	82.96	22.85	31.13
10.001 - 10.500	29	2,824,120.38	0.43	10.273	100.00	550	79.89	20.18	11.41
10.501 - 11.000	9	737,256.64	0.11	10.683	100.00	562	81.05	35.96	15.43
11.001 - 11.500	3	163,883.65	0.03	11.352	100.00	514	74.14	100.00	0.00
11.501 - 12.000	6	471,919.09	0.07	11.722	100.00	527	69.40	11.74	0.00
Total:	3,715	$649,435,705.63	100.00%	7.346%	100.00%	626	82.64%	43.68%	42.08%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	5	$739,730.14	0.11%	7.727%	100.00%	570	62.61%	30.37%	0.00%
13 - 24	2,784	486,335,920.64	74.89	7.418	100.00	624	82.79	42.70	43.20
25 - 36	894	155,948,238.90	24.01	7.133	100.00	634	82.29	46.13	38.23
37 >=	32	6,411,815.95	0.99	6.998	100.00	650	82.15	59.25	55.21
Total:	3,715	$649,435,705.63	100.00%	7.346%	100.00%	626	82.64%	43.68%	42.08%

SAIL 2005-7 Collateral Summary – Group 2

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 2
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,937	$437,264,752.65	33.40%	7.348%	100.00%	614	85.59%	70.51%	47.94%
2/13 ARM (Libor)	2	132,724.91	0.01	7.681	100.00	588	82.63	100.00	63.16
2/38 ARM (Libor)	1	169,887.21	0.01	7.500	100.00	567	74.99	0.00	0.00
3/27 ARM (Libor)	554	121,922,544.51	9.31	7.217	100.00	629	85.26	67.60	46.18
5/25 ARM (Libor)	25	6,903,556.56	0.53	6.612	100.00	679	85.82	65.55	61.69
Balloon	855	56,288,515.93	4.30	9.964	0.00	649	97.55	75.38	4.09
Fixed Rate	1,441	258,655,577.00	19.75	7.139	0.00	623	85.03	77.53	62.89
Subtotal (Non-IOs):	4,815	$881,337,558.77	67.31%	7.430%	64.27%	621	86.14%	72.43%	49.38%

Interest-Only Loans:
2/28 ARM (Libor)	1,018	$342,563,436.57	26.16%	6.773%	100.00%	659	82.56%	46.03%	27.15%
3/27 ARM (Libor)	238	79,141,741.55	6.04	6.566	100.00	659	81.61	44.36	23.79
Fixed Rate	22	6,322,469.30	0.48	6.996	0.00	638	82.62	71.73	38.88
Subtotal (IO Loans):	1,278	$428,027,647.42	32.69%	6.738%	98.52%	659	82.38%	46.10%	26.70%

Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	19	$7,425,416.56	1.73%	6.582%	100.00%	657	91.32%	37.97%	84.19%
36	7	2,345,878.15	0.55	6.171	100.00	623	83.29	67.09	46.93
60	1,239	414,536,601.33	96.85	6.749	98.47	659	82.24	46.36	25.80
120	13	3,719,751.38	0.87	6.124	100.00	693	79.58	20.24	0.00
Total:	1,278	$428,027,647.42	100.00%	6.738%	98.52%	659	82.38%	46.10%	26.70%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	497	$17,073,314.84	1.30%	10.224%	12.41%	624	95.91%	95.36%	4.70%
50,000.01 - 100,000.00	1,104	84,490,897.08	6.45	8.732	30.66	618	90.67	83.60	21.60
100,000.01 - 150,000.00	874	108,424,233.46	8.28	7.751	53.78	609	85.80	90.76	44.19
150,000.01 - 200,000.00	904	158,601,562.89	12.11	7.213	75.41	628	83.51	68.61	39.97
200,000.01 - 250,000.00	649	145,345,696.08	11.10	7.078	79.94	629	84.09	66.52	41.66
250,000.01 - 300,000.00	532	145,536,583.25	11.12	6.969	81.64	639	83.57	60.41	36.54
300,000.01 - 350,000.00	363	117,461,205.29	8.97	6.872	80.57	641	83.88	60.99	41.17
350,000.01 - 400,000.00	440	165,506,860.02	12.64	6.956	84.47	637	84.66	49.58	48.77
400,000.01 - 450,000.00	280	119,067,587.77	9.09	6.903	89.29	642	85.18	46.33	48.09
450,000.01 - 500,000.00	188	89,533,659.38	6.84	6.936	82.41	640	84.72	52.70	51.13
500,000.01 - 550,000.00	115	60,491,759.21	4.62	6.899	81.60	645	85.42	52.16	52.46
550,000.01 - 600,000.00	64	36,929,002.76	2.82	7.028	85.93	633	85.03	73.81	59.24
600,000.01 - 650,000.00	28	17,523,537.43	1.34	6.829	85.72	631	87.02	71.58	31.99
650,000.01 >=	55	43,379,306.73	3.31	6.792	84.13	659	81.36	68.13	32.56
Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	5,191	$1,255,003,286.77	95.85%	7.067%	78.73%	633	84.27%	63.47%	43.79%
2nd Lien	902	54,361,919.42	4.15	10.363	0.00	649	99.80	71.96	0.00
Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Purchase	3,311	$695,131,075.81	53.09%	7.306%	85.92%	654	85.71%	52.16%	33.10%
Cash Out Refinance	2,460	547,508,708.58	41.81	7.069	64.46	611	84.00	77.11	52.74
Rate/Term Refinance	322	66,725,421.80	5.10	7.235	56.81	611	84.20	76.33	46.06
Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	5,613	$1,214,216,808.29	92.73%	7.159%	74.73%	632	84.67%	62.79%	39.88%
Investment	451	87,018,185.96	6.65	7.816	86.36	655	88.27	77.94	69.58
Second Home	29	8,130,211.94	0.62	7.277	69.12	644	85.88	66.85	59.24
Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	891	$56,915,319.15	4.35%	10.013%	0.23%	645	97.25%	75.52%	5.63%
181 - 240	85	9,290,044.82	0.71	8.289	0.00	630	88.16	68.88	38.25
241 - 360	5,068	1,227,243,538.86	93.73	7.069	80.49	633	84.39	63.13	43.63
361 - 480	49	15,916,303.36	1.22	6.876	1.07	638	79.59	72.30	46.34
Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	891	$56,915,319.15	4.35%	10.013%	0.23%	645	97.25%	75.52%	5.63%
181 - 240	85	9,290,044.82	0.71	8.289	0.00	630	88.16	68.88	38.25
241 - 360	5,068	1,227,243,538.86	93.73	7.069	80.49	633	84.39	63.13	43.63
361 - 480	49	15,916,303.36	1.22	6.876	1.07	638	79.59	72.30	46.34
Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,818	$537,054,403.95	41.02%	6.880%	80.81%	641	83.40%	55.72%	38.75%
IL	529	96,174,587.77	7.35	7.734	85.69	631	87.20	69.16	49.28
NY	280	88,298,456.11	6.74	7.328	70.27	639	87.10	47.39	54.58
FL	469	81,521,512.24	6.23	7.454	64.42	624	85.86	68.42	54.66
AZ	315	54,438,038.23	4.16	7.166	82.40	641	85.35	73.96	38.65
NV	194	48,090,691.58	3.67	7.098	87.70	631	84.11	69.14	33.84
MN	223	36,458,358.90	2.78	7.386	84.37	641	86.25	67.11	38.92
NJ	144	36,457,845.00	2.78	7.499	81.33	623	83.37	57.98	49.28
HI	113	35,026,136.84	2.68	7.039	41.31	645	84.06	82.08	40.65
MD	144	31,205,645.44	2.38	7.303	73.10	609	83.98	76.50	50.79
Other	1,864	264,639,530.13	20.21	7.520	65.14	621	86.43	75.80	38.44
Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	149	$26,640,635.34	2.03%	6.947%	57.38%	596	50.54%	77.99%	0.00%
60.01 - 70.00%	197	49,191,679.56	3.76	6.910	70.55	604	66.92	67.46	0.00
70.01 - 80.00%	1,934	509,307,734.25	38.90	6.730	91.16	650	79.32	50.90	0.00
80.01 - 85.00%
With MI:	447	111,323,125.23	8.50	6.937	58.52	608	84.40	77.47	100.00
Without MI:	184	27,326,175.19	2.09	7.650	73.26	576	84.58	76.92	0.00
85.01 - 90.00%
With MI:	926	242,910,631.19	18.55	7.112	68.46	627	89.60	67.83	100.00
Without MI:	305	49,999,544.32	3.82	7.920	70.57	573	89.77	71.60	0.00
90.01 - 95.00%
With MI:	691	166,017,934.42	12.68	7.400	74.39	644	94.77	73.66	100.00
Without MI:	191	36,732,007.77	2.81	7.979	84.64	607	94.75	77.16	0.00
95.01 - 100.00%
With MI:	123	29,289,368.35	2.24	8.030	92.80	679	99.78	65.29	100.00
Without MI:	44	6,264,451.15	0.48	8.634	84.64	631	99.92	92.97	0.00
Subtotal (First Lien):	5,191	$1,255,003,286.77	95.85%	7.067%	78.73%	633	84.27%	63.47%	43.79%

Second Lien Loans:
85.01 – 90.00%	2	$120,583.58	0.01%	9.382%	0.00%	667	90.00%	100.00%	0.00%
90.01 – 95.00%	32	1,796,089.21	0.14	10.007	0.00	654	95.00	67.41	0.00
95.01 – 100.00%	868	52,445,246.63	4.01	10.378	0.00	649	99.98	72.05	0.00
Subtotal (Second Lien):	902	$54,361,919.42	4.15%	10.363%	0.00%	649	99.80%	71.96%	0.00%

Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	2,335	$576,095,005.84	44.00%	7.200%	68.97%	629	88.80%	71.71%	95.38%
60.01 - 70.00%	198	49,278,368.25	3.76	6.909	70.60	604	66.96	67.52	0.18
70.01 - 80.00%	1,934	509,307,734.25	38.90	6.730	91.16	650	79.32	50.90	0.00
80.01 - 85.00%	184	27,326,175.19	2.09	7.650	73.26	576	84.58	76.92	0.00
85.01 - 90.00%	305	49,999,544.32	3.82	7.920	70.57	573	89.77	71.60	0.00
90.01 - 95.00%	191	36,732,007.77	2.81	7.979	84.64	607	94.75	77.16	0.00
95.01 - 100.00%	44	6,264,451.15	0.48	8.634	84.64	631	99.92	92.97	0.00
Subtotal (First Lien):	5,191	$1,255,003,286.77	95.85%	7.067%	78.73%	633	84.27%	63.47%	43.79%

Second Lien Loans:
85.01 – 90.00%	2	$120,583.58	0.01%	9.382%	0.00%	667	90.00%	100.00%	0.00%
90.01 – 95.00%	32	1,796,089.21	0.14	10.007	0.00	654	95.00	67.41	0.00
95.01 – 100.00%	868	52,445,246.63	4.01	10.378	0.00	649	99.98	72.05	0.00
Subtotal (Second Lien):	902	$54,361,919.42	4.15%	10.363%	0.00%	649	99.80%	71.96%	0.00%

Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	147	$26,542,699.66	2.03%	6.943%	57.22%	596	50.60%	77.90%	0.00%
60.01 - 70.00%	191	47,490,022.40	3.63	6.918	69.59	601	66.83	69.27	0.00
70.01 - 80.00%	564	144,451,920.22	11.03	6.966	77.93	612	77.74	64.10	0.00
80.01 - 85.00%
With MI:	435	108,598,500.66	8.29	6.922	58.00	608	84.39	77.74	100.00
Without MI:	164	25,344,142.22	1.94	7.556	72.08	578	84.38	74.85	0.00
85.01 - 90.00%
With MI:	891	234,780,561.70	17.93	7.099	68.08	626	89.59	68.64	100.00
Without MI:	308	56,693,411.36	4.33	7.644	75.75	588	87.73	65.51	0.00
90.01 - 95.00%
With MI:	706	168,795,948.53	12.89	7.398	73.57	643	94.57	72.82	100.00
Without MI:	294	61,682,818.21	4.71	7.554	88.53	626	89.03	62.02	0.00
95.01 - 100.00%
With MI:	155	37,366,048.30	2.85	7.935	93.96	675	97.82	64.03	100.00
Without MI:	1,336	343,257,213.51	26.22	6.686	95.95	664	80.37	47.67	0.00
Subtotal (First Lien):	5,191	$1,255,003,286.77	95.85%	7.067%	78.73%	633	84.27%	63.47%	43.79%

Second Lien Loans:
85.01 – 90.00%	2	$120,583.58	0.01%	9.382%	0.00%	667	90.00%	100.00%	0.00%
90.01 – 95.00%	32	1,796,089.21	0.14	10.007	0.00	654	95.00	67.41	0.00
95.01 – 100.00%	868	52,445,246.63	4.01	10.378	0.00	649	99.98	72.05	0.00
Subtotal (Second Lien):	902	$54,361,919.42	4.15%	10.363%	0.00%	649	99.80%	71.96%	0.00%

Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	1	$305,954.21	0.02%	6.375%	100.00%	N/A	75.00%	0.00%	0.00%
500 - 520	165	31,809,321.34	2.43	8.324	84.17	510	78.58	87.65	24.18
521 - 540	213	37,165,486.31	2.84	7.955	76.47	531	80.44	87.35	34.91
541 - 560	368	69,432,079.85	5.30	7.612	73.37	551	83.31	84.55	43.33
561 - 580	411	82,387,805.06	6.29	7.556	74.68	571	83.64	76.37	46.33
581 - 600	756	143,833,963.03	10.99	7.451	72.17	591	85.24	79.71	45.17
601 - 620	947	187,027,822.68	14.28	7.282	67.77	610	86.72	72.65	50.44
621 - 640	886	183,638,459.10	14.02	7.113	72.42	630	85.72	64.83	44.28
641 - 660	710	160,163,618.50	12.23	7.001	77.01	650	85.32	60.85	42.42
661 - 680	579	134,508,186.57	10.27	6.988	78.02	670	85.18	52.70	40.33
681 - 700	476	130,084,077.76	9.93	6.802	83.47	690	84.10	38.39	32.21
701 - 720	244	63,664,531.94	4.86	6.921	77.63	709	85.34	47.25	38.42
721 - 740	136	35,693,199.34	2.73	7.012	85.30	730	86.49	40.88	44.52
741 - 760	102	25,447,647.05	1.94	6.910	77.45	751	85.33	44.02	36.90
761 - 780	60	14,716,990.60	1.12	6.848	92.41	769	83.05	34.95	21.86
781 >=	39	9,486,062.85	0.72	6.876	69.02	792	84.38	51.09	31.12
Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	4,298	$900,676,130.20	68.79%	7.185%	74.02%	630	84.63%	64.31%	41.44%
PUD	803	190,664,867.18	14.56	7.126	80.32	637	84.85	62.69	36.12
2-4 Family	458	120,061,878.52	9.17	7.463	78.91	649	86.60	58.23	54.92
Condo	482	91,310,727.62	6.97	7.199	75.75	646	85.59	67.45	45.41
Manufactured Housing	52	6,651,602.67	0.51	7.242	66.24	634	85.32	81.02	0.00
Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$181,574,220.90	$42,137,088.66	$524,736,042.20	$31,120,837.46	$0.00	$260,000.00	$779,828,189.22
Fixed Rate	59,670,357.56	23,761,754.71	7,644,970.25	171,576,390.85	0.00	2,324,572.93	264,978,046.30
3/27 ARM (Libor)	103,603,226.69	4,876,086.83	5,195,796.01	87,389,176.53	0.00	0.00	201,064,286.06
Balloon	20,762,314.58	1,444,000.45	5,658,051.36	28,424,149.54	0.00	0.00	56,288,515.93
5/25 ARM (Libor)	1,677,008.30	0.00	0.00	5,226,548.26	0.00	0.00	6,903,556.56
2/38 ARM (Libor)	0.00	0.00	169,887.21	0.00	0.00	0.00	169,887.21
2/13 ARM (Libor)	0.00	0.00	48,894.73	83,830.18	0.00	0.00	132,724.91
Total:	$367,287,128.03	$72,218,930.65	$543,453,641.76	$323,820,932.82	$0.00	$2,584,572.93	$1,309,365,206.19

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	23.28%	5.40%	67.29%	3.99%	0.00%	0.03%	59.56%
Fixed Rate	22.52	8.97	2.89	64.75	0.00	0.88	20.24
3/27 ARM (Libor)	51.53	2.43	2.58	43.46	0.00	0.00	15.36
Balloon	36.89	2.57	10.05	50.50	0.00	0.00	4.30
5/25 ARM (Libor)	24.29	0.00	0.00	75.71	0.00	0.00	0.53
2/38 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
2/13 ARM (Libor)	0.00	0.00	36.84	63.16	0.00	0.00	0.01
Total:	28.05%	5.52%	41.51%	24.73%	0.00%	0.20%	100.00%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	3,571	$840,695,175.27	64.21%	6.977%	73.82%	634	84.13%	64.26%	41.52%
None	1,836	367,287,128.03	28.05	7.655	78.10	634	86.39	59.78	45.19
2% of UPB	246	43,123,968.02	3.29	7.279	87.85	637	85.29	67.15	38.32
1% of Amount Prepaid	225	22,045,787.10	1.68	8.027	72.49	623	88.94	90.20	22.99
1% of UPB	69	9,576,438.29	0.73	7.307	76.34	607	88.49	92.99	41.44
Other	146	26,636,709.48	2.03	7.280	73.14	626	84.12	67.97	33.48
Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	4,406	$835,694,006.93	63.82%	7.155%	70.38%	621	85.50%	100.00%	46.96%
Stated	1,381	376,233,015.12	28.73	7.429	83.78	655	84.32	0.00	35.96
Limited	281	89,697,556.65	6.85	6.732	85.87	656	82.78	0.00	23.98
No Documentation	25	7,740,627.49	0.59	6.959	98.87	671	75.33	0.00	3.95
Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
0.01 to 5.00	9	$2,537,053.47	0.19%	7.422%	84.06%	603	89.73%	100.00%	48.21%
5.01 to 10.00	28	7,637,242.70	0.58	7.395	77.94	617	85.78	100.00	37.28
10.01 to 15.00	50	9,443,726.09	0.72	7.609	64.06	619	85.92	100.00	62.86
15.01 to 20.00	100	18,228,350.18	1.39	7.084	65.04	628	86.67	100.00	50.62
20.01 to 25.00	169	28,212,460.61	2.15	7.336	63.75	626	84.98	100.00	47.85
25.01 to 30.00	286	50,930,823.13	3.89	7.241	61.03	619	84.94	100.00	53.07
30.01 to 35.00	483	87,179,566.49	6.66	7.174	64.80	620	85.30	100.00	53.47
35.01 to 40.00	681	126,689,836.89	9.68	7.186	70.47	619	85.12	100.00	49.06
40.01 to 45.00	897	174,942,416.02	13.36	7.073	71.42	622	85.55	100.00	47.75
45.01 to 50.00	1,367	254,486,178.79	19.44	7.148	71.57	622	86.28	100.00	44.64
50.01 to 55.00	332	73,657,899.63	5.63	7.121	80.42	620	83.95	100.00	35.94
55.01 to 60.00	4	1,748,452.93	0.13	6.041	60.59	599	73.72	100.00	15.45
Subtotal (Full Doc):	4,406	$835,694,006.93	63.82%	7.155%	70.38%	621	85.50%	100.00%	46.96%

Non-Full Doc Loans:
Not available	38	$11,835,935.95	0.90%	6.922%	99.26%	670	76.32%	0.00%	4.91%
0.01 to 5.00	3	494,094.73	0.04	8.143	39.68	613	93.02	0.00	100.00
5.01 to 10.00	5	1,436,844.17	0.11	7.319	98.23	688	86.43	0.00	51.24
10.01 to 15.00	10	2,765,344.45	0.21	7.903	64.17	592	88.08	0.00	71.84
15.01 to 20.00	15	4,134,364.33	0.32	7.375	74.87	636	82.00	0.00	51.40
20.01 to 25.00	29	7,402,235.35	0.57	6.900	66.59	649	80.20	0.00	28.25
25.01 to 30.00	71	17,288,062.06	1.32	7.404	78.69	634	84.87	0.00	30.28
30.01 to 35.00	124	33,528,792.95	2.56	7.198	82.19	659	83.96	0.00	40.50
35.01 to 40.00	272	73,760,459.64	5.63	7.255	85.72	661	83.55	0.00	32.19
40.01 to 45.00	442	124,576,032.57	9.51	7.217	85.47	660	83.78	0.00	32.09
45.01 to 50.00	608	175,639,161.91	13.41	7.371	84.18	655	84.59	0.00	35.06
50.01 to 55.00	70	20,809,871.15	1.59	7.440	86.63	644	83.74	0.00	24.05
Subtotal (Non-Full Doc):	1,687	$473,671,199.26	36.18%	7.290%	84.43%	656	83.88%	0.00%	33.17%

Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	83	$25,131,196.41	1.92%	5.372%	100.00%	670	80.29%	77.55%	19.30%
5.501 to 6.000	364	111,938,855.93	8.55	5.851	100.00	660	80.08	71.74	21.44
6.001 to 6.500	593	174,844,066.18	13.35	6.319	100.00	647	81.79	67.65	26.86
6.501 to 7.000	807	226,741,498.08	17.32	6.822	100.00	645	83.40	52.80	37.21
7.001 to 7.500	611	158,589,529.36	12.11	7.279	100.00	630	84.84	52.28	43.02
7.501 to 8.000	616	148,662,783.08	11.35	7.785	100.00	618	87.18	54.24	54.82
8.001 to 8.500	308	71,104,424.21	5.43	8.254	100.00	614	87.82	55.98	53.51
8.501 to 9.000	241	46,982,465.29	3.59	8.758	100.00	599	89.48	67.29	55.78
9.001 to 9.500	96	16,770,662.44	1.28	9.287	100.00	592	89.55	67.13	35.48
9.501 to 10.000	36	4,785,590.57	0.37	9.695	100.00	576	83.53	57.86	17.99
10.001 to 10.500	10	1,779,245.89	0.14	10.225	100.00	605	92.28	35.96	63.60
10.501 to 11.000	7	571,264.90	0.04	10.882	100.00	528	74.62	100.00	0.00
Greater than 11.000	3	197,061.62	0.02	11.514	100.00	530	70.74	100.00	0.00
Subtotal (ARM Loans):	3,775	$988,098,643.96	75.46%	7.065%	100.00%	635	84.18%	59.53%	38.67%

Fixed Rate Loans:
Less than 5.501	12	$4,875,682.88	0.37%	5.362%	0.00%	670	85.16%	100.00%	96.30%
5.501 to 6.000	99	29,284,181.67	2.24	5.908	0.00	660	81.33	89.14	64.83
6.001 to 6.500	227	54,513,438.54	4.16	6.335	0.00	636	81.98	85.09	60.50
6.501 to 7.000	303	67,463,082.52	5.15	6.766	0.00	632	84.10	76.24	64.89
7.001 to 7.500	212	36,684,756.84	2.80	7.303	0.00	618	86.07	72.84	65.49
7.501 to 8.000	206	30,410,532.42	2.32	7.776	0.00	601	86.92	72.11	67.90
8.001 to 8.500	140	19,961,126.89	1.52	8.265	0.00	595	88.14	76.75	58.74
8.501 to 9.000	115	12,999,478.85	0.99	8.745	0.00	585	88.72	66.49	42.34
9.001 to 9.500	210	15,713,725.87	1.20	9.310	0.00	646	94.79	83.05	19.48
9.501 to 10.000	204	13,991,334.94	1.07	9.846	0.00	648	97.47	67.75	6.82
10.001 to 10.500	188	11,836,102.69	0.90	10.264	0.00	637	98.39	72.35	5.68
10.501 to 11.000	173	11,383,799.88	0.87	10.790	0.00	632	98.84	54.17	2.35
Greater than 11.000	229	12,149,318.24	0.93	11.457	0.00	605	99.56	72.58	1.02
Subtotal (Fixed Rate):	2,318	$321,266,562.23	24.54%	7.631%	0.00%	628	87.17%	77.04%	52.11%

Total:	6,093	$1,309,365,206.19	100.00%	7.204%	75.46%	634	84.91%	63.82%	41.97%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	8	$2,634,816.06	0.27%	6.143%	100.00%	707	77.95%	26.96%	0.00%
3.001 - 3.500	2	461,765.79	0.05	7.176	100.00	587	76.69	0.00	0.00
3.501 - 4.000	7	1,406,009.87	0.14	6.929	100.00	620	84.41	87.20	66.93
4.001 - 4.500	59	9,637,809.03	0.98	7.143	100.00	641	83.80	79.12	39.40
4.501 - 5.000	469	125,851,875.09	12.74	6.986	100.00	654	82.11	45.44	24.69
5.001 - 5.500	732	204,364,661.78	20.68	6.944	100.00	628	83.63	67.49	47.95
5.501 - 6.000	1,590	426,002,270.33	43.11	7.004	100.00	634	86.64	70.41	50.20
6.001 - 6.500	618	157,054,063.42	15.89	7.152	100.00	648	80.58	27.22	11.10
6.501 - 7.000	203	46,075,715.74	4.66	7.755	100.00	596	80.68	63.29	22.91
7.001 - 7.500	42	8,147,888.14	0.82	7.923	100.00	613	89.02	77.29	46.25
7.501 - 8.000	26	4,445,321.02	0.45	8.305	100.00	582	90.70	83.77	56.61
8.001 - 8.500	8	1,014,009.39	0.10	8.441	100.00	597	87.89	65.42	0.00
8.501 - 9.000	5	531,682.36	0.05	9.337	100.00	549	88.75	100.00	30.89
9.001 - 9.500	5	377,244.56	0.04	9.902	100.00	540	88.64	100.00	0.00
9.501 - 10.000	1	93,511.38	0.01	9.700	100.00	564	90.00	100.00	0.00
Total:	3,775	$988,098,643.96	100.00%	7.065%	100.00%	635	84.18%	59.53%	38.67%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	44	$12,887,269.79	1.30%	6.616%	100.00%	623	79.10%	41.87%	17.68%
2.000	652	172,246,640.21	17.43	6.897	100.00	626	86.86	50.09	44.54
3.000	3,075	801,767,604.21	81.14	7.109	100.00	638	83.69	61.87	37.79
5.000	1	353,884.47	0.04	6.250	100.00	723	78.88	0.00	0.00
6.000	1	161,861.88	0.02	6.800	100.00	623	90.00	100.00	100.00
7.000	2	681,383.40	0.07	6.201	100.00	598	79.08	49.80	0.00
Total:	3,775	$988,098,643.96	100.00%	7.065%	100.00%	635	84.18%	59.53%	38.67%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3,559	$918,332,893.90	92.94%	7.107%	100.00%	633	84.61%	62.32%	41.33%
1.500	48	13,891,858.45	1.41	6.604	100.00	621	79.12	43.61	16.41
2.000	168	55,873,891.61	5.65	6.474	100.00	678	78.35	17.63	0.49
Total:	3,775	$988,098,643.96	100.00%	7.065%	100.00%	635	84.18%	59.53%	38.67%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$339,359.71	0.03%	5.000%	100.00%	755	80.00%	0.00%	0.00%
10.001 - 10.500	1	355,200.00	0.04	5.250	100.00	767	80.00	100.00	0.00
10.501 - 11.000	6	1,669,207.68	0.17	5.883	100.00	700	78.48	23.01	15.07
11.001 - 11.500	53	15,264,065.10	1.54	5.778	100.00	676	82.02	47.52	27.56
11.501 - 12.000	133	37,974,055.27	3.84	5.982	100.00	655	81.33	44.84	26.23
12.001 - 12.500	202	60,911,578.65	6.16	6.153	100.00	651	82.43	61.60	26.66
12.501 - 13.000	460	134,855,654.41	13.65	6.280	100.00	649	82.06	70.73	31.08
13.001 - 13.500	583	163,599,673.47	16.56	6.545	100.00	639	82.60	69.95	31.51
13.501 - 14.000	765	209,772,815.53	21.23	7.021	100.00	640	84.22	53.99	38.18
14.001 - 14.500	537	136,758,636.61	13.84	7.402	100.00	630	84.52	52.17	39.27
14.501 - 15.000	475	111,536,657.87	11.29	7.853	100.00	620	86.40	53.81	53.77
15.001 - 15.500	233	55,505,644.85	5.62	8.299	100.00	616	88.06	57.08	58.37
15.501 - 16.000	195	39,277,735.39	3.98	8.774	100.00	601	89.46	68.68	61.41
16.001 - 16.500	82	13,739,577.06	1.39	9.305	100.00	596	89.80	66.83	44.50
16.501 - 17.000	32	4,285,357.10	0.43	9.714	100.00	579	83.30	52.94	14.86
17.001 - 17.500	8	1,566,040.59	0.16	10.237	100.00	613	93.21	27.25	61.78
17.501 - 18.000	6	490,323.05	0.05	10.864	100.00	530	72.08	100.00	0.00
18.001 - 18.500	2	78,134.75	0.01	11.231	100.00	559	71.87	100.00	0.00
18.501 - 19.000	1	118,926.87	0.01	11.700	100.00	510	70.00	100.00	0.00
Total:	3,775	$988,098,643.96	100.00%	7.065%	100.00%	635	84.18%	59.53%	38.67%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	76	$20,456,225.72	2.07%	5.759%	100.00%	691	79.08%	60.95%	1.28%
5.501 - 6.000	389	119,601,211.01	12.10	5.809	100.00	659	80.26	73.83	23.98
6.001 - 6.500	587	172,818,993.69	17.49	6.309	100.00	646	81.81	68.12	26.87
6.501 - 7.000	800	226,862,747.52	22.96	6.818	100.00	644	83.41	52.70	37.39
7.001 - 7.500	607	157,682,851.27	15.96	7.278	100.00	630	84.85	52.31	43.16
7.501 - 8.000	615	148,485,899.83	15.03	7.785	100.00	618	87.21	54.42	55.00
8.001 - 8.500	308	71,104,424.21	7.20	8.254	100.00	614	87.82	55.98	53.51
8.501 - 9.000	241	46,982,465.29	4.75	8.758	100.00	599	89.48	67.29	55.78
9.001 - 9.500	96	16,770,662.44	1.70	9.287	100.00	592	89.55	67.13	35.48
9.501 - 10.000	36	4,785,590.57	0.48	9.695	100.00	576	83.53	57.86	17.99
10.001 - 10.500	10	1,779,245.89	0.18	10.225	100.00	605	92.28	35.96	63.60
10.501 - 11.000	7	571,264.90	0.06	10.882	100.00	528	74.62	100.00	0.00
11.001 - 11.500	2	78,134.75	0.01	11.231	100.00	559	71.87	100.00	0.00
11.501 - 12.000	1	118,926.87	0.01	11.700	100.00	510	70.00	100.00	0.00
Total:	3,775	$988,098,643.96	100.00%	7.065%	100.00%	635	84.18%	59.53%	38.67%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	8	$1,681,901.31	0.17%	6.835%	100.00%	652	80.33%	41.26%	0.00%
13 - 24	2,950	778,448,900.03	78.78	7.096	100.00	634	84.27	59.79	38.89
25 - 36	792	201,064,286.06	20.35	6.961	100.00	641	83.82	58.45	37.37
37 >=	25	6,903,556.56	0.70	6.612	100.00	679	85.82	65.55	61.69
Total:	3,775	$988,098,643.96	100.00%	7.065%	100.00%	635	84.18%	59.53%	38.67%